Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q13 HISTORICAL

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Corporate / Other	21

Regional Totals
North America	22
EMEA	23
Latin America	24
Asia	25

Citi Holdings
Income Statement and Balance Sheet Data	26
Brokerage and Asset Management	27
Local Consumer Lending	28 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans
Citicorp	34
Citi Holdings / Total Citigroup	35
Consumer Loan Delinquency Amounts and Ratios
90+ Days	36
30-89 Days	37
Allowance for Credit Losses
Total Citigroup	38
Consumer and Corporate	39 - 40
Components of Provision for Loan Losses
Citicorp	41
Citi Holdings / Total Citigroup	42
Non-Accrual Assets
Total Citigroup	43
Citicorp	44
Citi Holdings	45

Reconciliation of Non-GAAP Financial Measures	46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Total Revenues, Net of Interest Expense	$25,241	$21,880	$20,522	$18,133	$19,490	$20,372	$20,551	$16,918	$19,121	$18,387	$13,703	$17,917	$20,227	$85,776	$77,331	$69,128
Total Operating Expenses	11,398	11,747	11,381	12,325	12,155	12,758	12,284	13,053	12,179	11,994	12,092	13,709	12,267	46,851	50,250	49,974
Net Credit Losses	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	30,623	19,687	14,231
Credit Reserve Build / (Release)	(25)	(1,439)	(1,971)	(2,227)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)	(664)	(5,662)	(8,351)	(3,773)
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	(38)	7	(41)	56	14	(117)	51	(16)
Provision for Benefits & Claims	287	213	227	238	260	219	259	234	229	214	225	219	231	965	972	887
Provision for Credit Losses and for Benefits and Claims	8,549	6,611	5,882	4,767	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113	2,459	25,809	12,359	11,329
Income from Continuing Operations before Income Taxes	5,294	3,522	3,259	1,041	4,237	4,339	5,029	1,117	4,042	3,697	(1,009)	1,095	5,501	13,116	14,722	7,825
Income Taxes (benefits)	1,041	807	686	(317)	1,198	986	1,286	105	997	718	(1,494)	(214)	1,570	2,217	3,575	7
Income from Continuing Operations	$4,253	$2,715	$2,573	$1,358	$3,039	$3,353	$3,743	$1,012	$3,045	$2,979	$485	$1,309	$3,931	$10,899	$11,147	$7,818
Income (Loss) from Discontinued Operations, net of Taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	(16)	68	(58)
Net Income before Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	998	3,057	2,986	493	1,224	3,898	10,883	11,215	7,760
Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42	126	40	25	28	90	281	148	219
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$2,931	$2,946	$468	$1,196	$3,808	$10,602	$11,067	$7,541

Diluted Earnings Per Share:
Income from Continuing Operations	$1.43	$0.89	$0.82	$0.40	$0.98	$1.08	$1.23	$0.32	$0.95	$0.95	$0.15	$0.41	$1.24	$3.53	$3.60	$2.46
Citigroup’s Net Income	$1.50	$0.90	$0.72	$0.43	$0.99	$1.09	$1.23	$0.31	$0.95	$0.95	$0.15	$0.38	$1.23	$3.54	$3.63	$2.44

Shares (in millions) (1):
Average Basic	2,844.4	2,884.9	2,887.8	2,893.3	2,904.4	2,908.6	2,910.8	2,915.2	2,926.2	2,926.6	2,926.8	2,942.7	3,040.1	2,877.6	2,909.8	2,930.6
Average Diluted	2,933.4	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0	2,998.6	3,003.0	3,014.5	3,015.0	3,015.3	3,017.0	3,044.7	2,967.8	2,998.8	3,015.5
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	2,905.8	2,923.9	3,028.9

Preferred Dividends - Basic	$—	$—	$—	$9	$4	$9	$4	$9	$4	$9	$4	$9	$4	$9	$26	$26
Preferred Dividends - Diluted	$—	$—	$—	$9	$4	$9	$4	$9	$4	$9	$4	$9	$4	$9	$26	$26

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,194	$2,661	$2,440	$1,179	$2,928	$3,221	$3,697	$943	$2,861	$2,861	$445	$1,243	$3,764	$10,471	$10,789	$7,406
Citigroup’s Net Income	$4,400	$2,671	$2,148	$1,288	$2,960	$3,270	$3,697	$930	$2,873	$2,868	$453	$1,160	$3,732	$10,503	$10,855	$7,349

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,195	$2,662	$2,441	$1,180	$2,929	$3,227	$3,703	$947	$2,865	$2,865	$447	$1,244	$3,765	$10,474	$10,805	$7,417
Citigroup’s Net Income	$4,400	$2,672	$2,149	$1,289	$2,961	$3,276	$3,703	$933	$2,877	$2,872	$455	$1,161	$3,732	$10,505	$10,872	$7,360

Financial Ratios (2):
Tier 1 Common Ratio	9.11%	9.71%	10.33%	10.75%	11.34%	11.62%	11.71%	11.80%	12.50%	12.71%	12.73%	12.67%	11.84%	10.75%	11.80%	12.67%
Tier 1 Capital Ratio	11.28%	11.99%	12.50%	12.91%	13.26%	13.55%	13.45%	13.55%	14.26%	14.46%	13.92%	14.06%	13.09%	12.91%	13.55%	14.06%
Total Capital Ratio	14.88%	15.59%	16.14%	16.59%	16.98%	17.18%	16.89%	16.99%	17.64%	17.70%	17.12%	17.26%	16.09%	16.59%	16.99%	17.26%
Leverage Ratio	6.16%	6.31%	6.57%	6.60%	7.00%	7.05%	7.01%	7.19%	7.55%	7.66%	7.39%	7.48%	7.78%	6.60%	7.19%	7.48%
Return on Average Assets	0.89%	0.54%	0.44%	0.26%	0.62%	0.68%	0.76%	0.20%	0.62%	0.62%	0.10%	0.25%	0.82%	0.53%	0.57%	0.40%
Efficiency Ratio	45%	54%	55%	68%	62%	63%	60%	77%	64%	65%	88%	77%	61%	55%	65%	72%
Return on Average Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	7.7%	8.4%	2.1%	6.5%	6.5%	1.0%	2.5%	8.2%	6.8%	6.3%	4.1%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$2,002.2	$1,937.7	$1,983.3	$1,913.9	$1,947.8	$1,956.6	$1,936.0	$1,873.9	$1,944.4	$1,916.5	$1,931.3	$1,864.7	$1,881.7	$1,913.9	$1,873.9	$1,864.7
Total Average Assets	2,013.1	2,017.1	1,979.1	1,982.2	1,953.8	1,982.3	1,963.7	1,910.7	1,911.8	1,916.1	1,909.4	1,905.4	1,886.8	1,997.9	1,952.6	1,910.7
Total Deposits	827.9	814.0	850.1	845.0	865.9	866.3	851.3	865.9	906.0	914.3	944.6	930.6	933.8	845.0	865.9	930.6
Citigroup’s Stockholders’ Equity	151.4	154.8	162.9	163.5	171.0	176.4	177.4	177.8	181.8	183.9	186.8	189.0	193.4	163.5	177.8	189.0
Book Value Per Share (3)	$52.80	$53.32	$55.97	$56.15	$58.46	$60.34	$60.56	$60.70	$61.90	$62.61	$63.59	$61.57	$62.51	$56.15	$60.70	$61.57
Tangible Book Value Per Share (3)	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.74	$50.90	$51.81	$52.69	$51.19	$52.35	$44.55	$49.74	$51.19

Direct Staff (in thousands)	263	259	258	260	260	263	267	266	263	261	262	259	257	260	266	259

(1)

Citi’s basic and end-of-period shares increased in the fourth quarter 2012 as compared to the third quarter 2012 due to the issuance of approximately 96 million shares of common stock during the quarter upon the automatic settlement of the T-DECS issued in December 2009, as previously announced.

(2)	First Quarter 2013 Basel I capital ratios reflect the final revised U.S. market risk capital rules (Basel II.5) that were effective beginning on January 1, 2013.
(3)

Citi’s book value and tangible book value per share each declined in the fourth quarter 2012 as compared to the third quarter 2012 due to the settlement of the T-DECS (see footnote 1 above).  Tangible book value per share is a non-GAAP financial measure.  See page 46 for a reconciliation of this measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Revenues
Interest revenue	$20,659	$20,188	$19,123	$18,626	$17,968	$18,378	$17,925	$17,587	$17,294	$16,686	$16,737	$16,581	$15,960	$78,596	$71,858	$67,298
Interest expense	6,370	6,427	6,162	6,098	6,032	6,415	6,030	5,732	5,578	5,343	5,026	4,665	4,330	25,057	24,209	20,612
Net interest revenue	14,289	13,761	12,961	12,528	11,936	11,963	11,895	11,855	11,716	11,343	11,711	11,916	11,630	53,539	47,649	46,686

Commissions and fees	3,608	3,187	3,204	3,492	3,322	3,507	2,982	2,854	3,087	3,032	3,258	3,355	3,479	13,491	12,665	12,732
Principal transactions	4,116	2,362	2,085	(1,046)	3,167	2,616	2,103	(652)	1,931	1,640	976	234	2,447	7,517	7,234	4,781
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	1,068	945	885	981	1,037	974	1,020	1,068	4,005	3,995	4,012
Realized gains (losses) on investments	538	523	962	388	580	583	765	69	1,925	273	615	438	450	2,411	1,997	3,251
Other-than-temporary impairment losses on investments and other assets (1)	(507)	(454)	(220)	(230)	(1,707)	(171)	(146)	(230)	(1,305)	(128)	(3,470)	(68)	(261)	(1,411)	(2,254)	(4,971)
Insurance premiums	734	618	637	625	650	662	636	613	612	601	597	585	590	2,614	2,561	2,395
Other revenue (2)	1,441	973	(83)	1,279	445	144	1,371	1,524	174	589	(958)	437	824	3,610	3,484	242
Total non-interest revenues	10,952	8,119	7,561	5,605	7,554	8,409	8,656	5,063	7,405	7,044	1,992	6,001	8,597	32,237	29,682	22,442
Total revenues, net of interest expense	25,241	21,880	20,522	18,133	19,490	20,372	20,551	16,918	19,121	18,387	13,703	17,917	20,227	85,776	77,331	69,128

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	30,623	19,687	14,231
Credit reserve build / (release)	(25)	(1,439)	(1,971)	(2,227)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)	(664)	(5,662)	(8,351)	(3,773)
Provision for loan losses	8,297	6,469	5,629	4,566	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838	2,214	24,961	11,336	10,458
Policyholder benefits and claims	287	213	227	238	260	219	259	234	229	214	225	219	231	965	972	887
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	(38)	7	(41)	56	14	(117)	51	(16)
Total provisions for credit losses and for benefits and claims	8,549	6,611	5,882	4,767	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113	2,459	25,809	12,359	11,329

Operating Expenses
Compensation and benefits	6,153	5,951	6,108	6,183	6,400	6,660	6,214	6,376	6,376	6,117	6,125	6,552	6,341	24,395	25,650	25,170
Premises and Equipment	827	821	835	836	821	828	856	805	795	803	843	827	846	3,319	3,310	3,268
Technology / communication expense	1,198	1,194	1,253	1,270	1,215	1,275	1,306	1,338	1,382	1,479	1,459	1,582	1,546	4,915	5,134	5,902
Advertising and marketing expense	287	351	438	497	376	603	617	673	489	576	592	515	449	1,573	2,269	2,172
Other operating	2,933	3,430	2,747	3,539	3,343	3,392	3,291	3,861	3,137	3,019	3,073	4,233	3,085	12,649	13,887	13,462
Total operating expenses	11,398	11,747	11,381	12,325	12,155	12,758	12,284	13,053	12,179	11,994	12,092	13,709	12,267	46,851	50,250	49,974

Income from Continuing Operations before Income Taxes	5,294	3,522	3,259	1,041	4,237	4,339	5,029	1,117	4,042	3,697	(1,009)	1,095	5,501	13,116	14,722	7,825
Provision (benefits) for income taxes	1,041	807	686	(317)	1,198	986	1,286	105	997	718	(1,494)	(214)	1,570	2,217	3,575	7

Income from Continuing Operations	4,253	2,715	2,573	1,358	3,039	3,353	3,743	1,012	3,045	2,979	485	1,309	3,931	10,899	11,147	7,818

Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(14)	14	48	92	40	(57)	(14)	(44)	23	5	(1)	(136)	(103)	140	(75)	(109)
Gain (Loss) on Sale	94	—	(784)	(12)	4	126	16	9	(1)	—	—	—	56	(702)	155	(1)
Provision (benefits) for income taxes	(127)	4	(390)	(33)	12	19	2	(21)	10	(2)	(9)	(51)	(14)	(546)	12	(52)
Income (Loss) from Discontinued Operations, net of taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	(16)	68	(58)

Net Income before Noncontrolling Interests	4,460	2,725	2,227	1,471	3,071	3,403	3,743	998	3,057	2,986	493	1,224	3,898	10,883	11,215	7,760

Net Income attributable to noncontrolling interests	32	28	59	162	72	62	(28)	42	126	40	25	28	90	281	148	219
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$2,931	$2,946	$468	$1,196	$3,808	$10,602	$11,067	$7,541

(1)

First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to the carrying value of Citi’s investment in Akbank T.A.S. Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)	Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.
(3)	Discontinued operations primarily reflect the following:
a)

In the third quarter of 2012, Citi executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors to certain employees responsible for managing those operations.

	b)	In the fourth quarter of 2012, residual amounts related to the Egg Credit Card business and Citi Capital Advisors.
	c)	In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business.
d)

In the second quarter of 2013, Citi executed a definitive agreement to sell its Brazilian Credicard business. All historical periods have been reclassified to reflect the Brazil Credicard business as discontinued operations.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	$28,950	$28,701	$26,505	$33,927	$33,802	$36,453	$31,150
Deposits with banks	163,525	160,780	150,071	162,437	163,603	156,181	159,338	155,784	183,949	155,054	170,028	102,134	143,227
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	283,976	290,645	275,849	289,057	272,664	277,542	261,311	270,426
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	40,695	37,992	27,777	39,443	35,340	31,077	22,490	25,235
Trading account assets	345,783	309,412	337,098	317,272	323,110	322,349	320,637	291,734	307,050	310,246	315,201	320,929	308,321
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	294,664	273,791	281,930	287,197	294,577	284,531	302,196	294,803
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	14,910	12,866	11,483	10,126	11,349	10,943	10,130	10,056
Total Investments	316,733	317,066	340,250	318,164	327,257	309,574	286,657	293,413	297,323	305,926	295,474	312,326	304,859
Loans, net of unearned income
Consumer	529,022	502,917	460,589	455,184	438,429	439,939	424,212	423,340	416,103	409,127	407,752	408,671	395,176
Corporate	192,782	189,249	193,722	193,610	198,707	207,561	213,027	223,902	231,919	245,841	250,671	246,793	251,188
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	647,500	637,239	647,242	648,022	654,968	658,423	655,464	646,364
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(32,052)	(30,115)	(29,020)	(27,611)	(25,916)	(25,455)	(23,727)
Total loans, net	673,058	645,969	610,637	608,139	600,568	613,138	605,187	617,127	619,002	627,357	632,507	630,009	622,637
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457
Mortgage servicing rights (MSRs)	6,439	4,894	3,976	4,554	4,690	4,258	2,852	2,569	2,691	2,117	1,920	1,942	2,203
Other assets	168,709	174,101	172,800	163,778	162,433	164,932	171,438	148,911	147,180	142,181	141,873	145,660	142,736
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—	—	—	—	—	44	36	9
Total assets	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,873,878	$1,944,423	$1,916,451	$1,931,346	$1,864,660	$1,881,734

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	$103,129	$119,437	$122,305	$120,324	$133,981	$129,657	$124,487
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	220,436	218,595	223,851	228,357	233,696	239,574	247,716	260,221
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	307,067	321,724	343,288	350,662	354,020	373,555	377,373	384,708
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	61,898	58,564	57,357	60,691	59,745	63,792	65,024	65,542
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	497,345	470,993	465,291	494,659	500,543	507,297	488,163	483,512
Total International Deposits	530,199	512,906	548,027	540,969	561,411	559,243	529,557	522,648	555,350	560,288	571,089	553,187	549,054

Total deposits	827,914	813,951	850,095	844,968	865,863	866,310	851,281	865,936	906,012	914,308	944,644	930,560	933,762
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	203,843	223,612	198,373	226,008	214,851	224,370	211,236	222,053
Brokerage payables	55,041	54,774	51,517	51,749	50,394	57,245	56,093	56,696	56,966	59,133	55,376	57,013	59,299
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	152,307	148,851	126,082	135,956	128,818	129,990	115,549	120,226
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	72,889	65,818	54,441	55,611	58,698	49,164	52,027	48,193
Long-term debt	439,274	413,297	387,330	381,183	376,541	352,458	333,824	323,505	311,079	288,334	271,862	239,463	234,326
Other liabilities (1)	78,852	78,439	78,198	72,811	68,792	72,929	77,171	69,272	69,068	66,470	67,202	67,815	68,536
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—	—	—	—	—	—	—	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	$1,756,650	$1,694,305	$1,760,700	$1,730,612	$1,742,608	$1,673,663	$1,686,395

Equity
Stockholders’ equity
Preferred stock	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312	$2,562	$3,137
Common stock	29	29	29	29	29	29	29	29	29	29	29	30	31
Additional paid-in capital	96,685	99,277	101,161	101,287	103,004	103,475	105,562	105,804	105,787	105,962	106,203	106,391	106,661
Retained earnings	73,432	76,130	78,260	79,559	82,554	85,857	89,602	90,520	93,310	96,216	96,650	97,809	101,580
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	(1,089)	(1,071)	(883)	(859)	(851)	(847)	(991)
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	(17,044)	(17,788)	(16,735)	(17,749)	(15,566)	(16,896)	(17,059)
Total common equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,494	$181,508	$183,599	$186,465	$186,487	$190,222

Total Citigroup stockholders’ equity	$151,421	$154,806	$162,913	$163,468	$171,037	$176,364	$177,372	$177,806	$181,820	$183,911	$186,777	$189,049	$193,359
Noncontrolling interests	2,358	2,524	2,270	2,321	2,356	2,281	1,970	1,767	1,903	1,928	1,961	1,948	1,980
Total equity	153,779	157,330	165,183	165,789	173,393	178,645	179,342	179,573	183,723	185,839	188,738	190,997	195,339
Total liabilities and equity	$2,002,213	$1,937,656	$1,983,280	$1,913,902	$1,947,815	$1,956,626	$1,935,992	$1,873,878	$1,944,423	$1,916,451	$1,931,346	$1,864,660	$1,881,734

(1)   Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 38 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

CITICORP
Global Consumer Banking
North America	$5,626	$5,433	$5,424	$5,133	$4,909	$4,915	$5,068	$5,134	$5,166	$5,102	$5,368	$5,313	$5,110	$21,616	$20,026	$20,949
EMEA	413	377	350	389	414	403	371	341	369	358	374	384	368	1,529	1,529	1,485
Latin America	1,908	1,937	2,027	2,070	2,083	2,183	2,162	2,119	2,188	2,095	2,190	2,285	2,311	7,942	8,547	8,758
Asia	1,799	1,843	1,837	1,929	1,900	2,030	2,070	2,023	1,998	1,952	1,983	1,995	1,960	7,408	8,023	7,928
Total	9,746	9,590	9,638	9,521	9,306	9,531	9,671	9,617	9,721	9,507	9,915	9,977	9,749	38,495	38,125	39,120

Securities and Banking
North America	3,645	2,721	2,295	1,102	2,420	2,217	2,537	751	1,442	2,017	1,533	1,481	2,970	9,763	7,925	6,473
EMEA	2,522	1,768	1,740	838	2,066	1,647	2,304	1,224	1,959	1,612	1,517	1,349	1,873	6,868	7,241	6,437
Latin America	586	536	618	707	561	656	494	553	723	730	780	680	770	2,447	2,264	2,913
Asia	1,329	1,009	1,019	965	1,044	1,032	1,459	735	1,218	1,112	1,017	852	1,365	4,322	4,270	4,199
Total	8,082	6,034	5,672	3,612	6,091	5,552	6,794	3,263	5,342	5,471	4,847	4,362	6,978	23,400	21,700	20,022

Transaction Services
North America	639	633	619	587	608	607	619	603	639	663	619	633	626	2,478	2,437	2,554
EMEA	811	826	813	818	814	876	871	836	873	908	844	863	861	3,268	3,397	3,488
Latin America	344	360	386	410	410	432	436	406	442	446	442	440	447	1,500	1,684	1,770
Asia	617	659	692	722	693	725	753	742	751	750	714	681	672	2,690	2,913	2,896
Total	2,411	2,478	2,510	2,537	2,525	2,640	2,679	2,587	2,705	2,767	2,619	2,617	2,606	9,936	10,431	10,708

Corporate / Other	318	633	566	116	(92)	231	270	353	471	(296)	1	(106)	(7)	1,633	762	70

Total Citicorp	20,557	18,735	18,386	15,786	17,830	17,954	19,414	15,820	18,239	17,449	17,382	16,850	19,326	73,464	71,018	69,920

CITI HOLDINGS
Brokerage and Asset Management	340	140	(9)	135	137	47	55	43	(48)	87	(4,804)	64	(17)	606	282	(4,701)
Local Consumer Lending	2,794	2,422	1,820	1,775	1,519	1,345	1,298	1,278	1,324	932	1,104	1,005	1,056	8,811	5,440	4,365
Special Asset Pool	1,550	583	325	437	4	1,026	(216)	(223)	(394)	(81)	21	(2)	(138)	2,895	591	(456)
Total Citi Holdings	4,684	3,145	2,136	2,347	1,660	2,418	1,137	1,098	882	938	(3,679)	1,067	901	12,312	6,313	(792)

Total Citigroup - Net Revenues	$25,241	21,880	20,522	18,133	$19,490	20,372	20,551	16,918	19,121	18,387	13,703	17,917	20,227	85,776	77,331	69,128

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	309	209	115	(1,102)	(256)	164	1,938	(40)	(1,288)	219	(776)	(485)	(319)	(469)	1,806	(2,330)

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$24,932	$21,671	$20,407	$19,235	$19,746	$20,208	$18,613	$16,958	$20,409	$18,168	$14,479	$18,402	$20,546	$86,245	$75,525	$71,458

(1)               Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Special Asset Pool lines above.

(2)               Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012
Income from Continuing Operations:

CITICORP
Global Consumer Banking
North America	$(135)	$68	$477	$481	$917	$1,089	$1,083	$922	$1,297	$1,174	$1,277	$980	$1,113	$891	$4,011	$4,728
EMEA	22	43	13	3	53	29	5	(8)	(13)	13	6	(43)	7	81	79	(37)
Latin America	380	466	516	432	493	430	353	397	375	335	374	384	380	1,794	1,673	1,468
Asia	560	554	492	503	452	479	561	411	501	449	450	396	417	2,109	1,903	1,796
Total	827	1,131	1,498	1,419	1,915	2,027	2,002	1,722	2,160	1,971	2,107	1,717	1,917	4,875	7,666	7,955

Securities and Banking
North America	1,506	880	492	(143)	523	407	735	(381)	187	549	292	222	1,152	2,735	1,284	1,250
EMEA	1,023	356	500	(67)	766	342	736	161	514	365	348	133	445	1,812	2,005	1,360
Latin America	251	189	261	328	259	282	192	183	324	309	352	264	312	1,029	916	1,249
Asia	475	308	184	193	213	212	528	(49)	311	252	193	78	446	1,160	904	834
Total	3,255	1,733	1,437	311	1,761	1,243	2,191	(86)	1,336	1,475	1,185	697	2,355	6,736	5,109	4,693

Transaction Services
North America	151	147	116	74	105	128	110	65	126	122	120	98	129	488	408	466
EMEA	284	303	290	280	260	271	272	269	300	317	268	299	223	1,157	1,072	1,184
Latin America	152	154	170	172	168	156	164	135	174	181	154	133	164	648	623	642
Asia	315	292	313	314	279	285	312	272	297	269	280	262	254	1,234	1,148	1,108
Total	902	896	889	840	812	840	858	741	897	889	822	792	770	3,527	3,251	3,400

Corporate / Other	23	199	139	(202)	(500)	(154)	(94)	(60)	(331)	(447)	(76)	(848)	(322)	159	(808)	(1,702)

Total Citicorp	5,007	3,959	3,963	2,368	3,988	3,956	4,957	2,317	4,062	3,888	4,038	2,358	4,720	15,297	15,218	14,346

CITI HOLDINGS
Brokerage and Asset Management	76	(94)	(154)	(55)	(10)	(100)	(83)	(93)	(137)	(24)	(3,018)	(12)	(79)	(227)	(286)	(3,191)
Local Consumer Lending	(1,715)	(1,273)	(1,160)	(1,210)	(1,008)	(1,188)	(1,011)	(1,202)	(633)	(819)	(692)	(1,044)	(293)	(5,358)	(4,409)	(3,188)
Special Asset Pool	885	123	(76)	255	69	685	(120)	(10)	(247)	(66)	157	7	(417)	1,187	624	(149)
Total Citi Holdings	(754)	(1,244)	(1,390)	(1,010)	(949)	(603)	(1,214)	(1,305)	(1,017)	(909)	(3,553)	(1,049)	(789)	(4,398)	(4,071)	(6,528)

Income From Continuing Operations	4,253	2,715	2,573	1,358	3,039	3,353	3,743	1,012	3,045	2,979	485	1,309	3,931	10,899	11,147	7,818
Discontinued Operations	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	(16)	68	(58)

Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42	126	40	25	28	90	281	148	219
Citigroup’s Net Income	$4,428	$2,697	$2,168	$1,309	$2,999	$3,341	$3,771	$956	$2,931	$2,946	$468	$1,196	$3,808	$10,602	$11,067	$7,541

Reclassified to conform to the current period’s presentation.

CITICORP (1) INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012
Revenues
Net interest revenue	$11,662	$11,489	$11,086	$11,177	$10,893	$10,917	$11,112	$11,001	$11,007	$10,748	$11,031	$11,281	$10,877	$45,414	$43,923	$44,067
Non-interest revenue	8,895	7,246	7,300	4,609	6,937	7,037	8,302	4,819	7,232	6,701	6,351	5,569	8,449	28,050	27,095	25,853
Total revenues, net of interest expense	20,557	18,735	18,386	15,786	17,830	17,954	19,414	15,820	18,239	17,449	17,382	16,850	19,326	73,464	71,018	69,920

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	4,538	4,263	4,140	3,724	3,177	2,884	2,539	2,511	2,124	2,162	2,090	2,013	1,948	16,665	11,111	8,389
Credit reserve build / (release)	(365)	(838)	(937)	(1,028)	(1,824)	(1,405)	(952)	(893)	(599)	(766)	(664)	(193)	(317)	(3,168)	(5,074)	(2,222)
Provision for loan losses	4,173	3,425	3,203	2,696	1,353	1,479	1,587	1,618	1,525	1,396	1,426	1,820	1,631	13,497	6,037	6,167
Provision for benefits & claims	53	37	43	51	56	36	55	46	58	49	65	64	63	184	193	236
Provision for unfunded lending commitments	(9)	(26)	—	—	4	(5)	46	47	(12)	26	(25)	51	18	(35)	92	40
Total provisions for credit losses and for benefits and claims	4,217	3,436	3,246	2,747	1,413	1,510	1,688	1,711	1,571	1,471	1,466	1,935	1,712	13,646	6,322	6,443

Total operating expenses	9,425	9,864	9,701	10,517	10,714	11,105	10,774	11,200	10,962	10,759	10,905	12,105	10,765	39,507	43,793	44,731

Income from Continuing Operations before Income Taxes	6,915	5,435	5,439	2,522	5,703	5,339	6,952	2,909	5,706	5,219	5,011	2,810	6,849	20,311	20,903	18,746
Provision for income taxes	1,908	1,476	1,476	154	1,715	1,383	1,995	592	1,644	1,331	973	452	2,129	5,014	5,685	4,400

Income from Continuing Operations	5,007	3,959	3,963	2,368	3,988	3,956	4,957	2,317	4,062	3,888	4,038	2,358	4,720	15,297	15,218	14,346

Income (loss) from Discontinued Operations, net of taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	(16)	68	(58)

Noncontrolling interests	21	20	(21)	54	11	12	(35)	41	124	39	25	28	85	74	29	216
Citicorp’s Net Income	$5,193	$3,949	$3,638	$2,427	$4,009	$3,994	$4,992	$2,262	$3,950	$3,856	$4,021	$2,245	$4,602	$15,207	$15,257	$14,072

Balance Sheet Data (in billions of dollars):
Total EOP Assets	$1,544	$1,518	$1,606	$1,601	$1,653	$1,692	$1,689	$1,649	$1,735	$1,725	$1,760	$1,709	$1,733	$1,601	$1,649	$1,709
Average Assets	$1,544	$1,574	$1,572	$1,622	$1,649	$1,708	$1,704	$1,675	$1,689	$1,714	$1,725	$1,739	$1,734	$1,578	$1,684	$1,717
Return on Average Assets	1.37%	1.01%	0.92%	0.60%	0.99%	0.94%	1.17%	0.54%	0.94%	0.91%	0.93%	0.51%	1.08%	0.97%	0.91%	0.82%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	46%	53%	53%	67%	60%	62%	55%	71%	60%	62%	63%	72%	56%	54%	62%	64%
Total EOP Loans	$424	$422	$436	$450	$457	$480	$483	$507	$514	$527	$537	$540	$539	$450	$507	$540
Total EOP Deposits	$748	$737	$772	$769	$792	$796	$783	$804	$843	$852	$878	$863	$868	$769	$804	$863

(1)           Includes the results of operations of Corporate/Other for all periods presented.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$7,518	$7,307	$7,160	$7,229	$7,160	$7,221	$7,321	$7,228	$7,164	$7,010	$7,204	$7,308	$7,171	$29,214	$28,930	$28,686
Non-Interest Revenue	2,228	2,283	2,478	2,292	2,146	2,310	2,350	2,389	2,557	2,497	2,711	2,669	2,578	9,281	9,195	10,434
Total Revenues, Net of Interest Expense	9,746	9,590	9,638	9,521	9,306	9,531	9,671	9,617	9,721	9,507	9,915	9,977	9,749	38,495	38,125	39,120
Total Operating Expenses	4,509	4,499	4,516	4,861	4,928	5,186	5,213	5,426	5,080	5,183	5,271	5,782	5,209	18,385	20,753	21,316
Net Credit Losses	4,436	4,221	3,849	3,586	2,966	2,734	2,451	2,338	2,181	2,039	1,948	1,939	1,909	16,092	10,489	8,107
Credit Reserve Build / (Release)	(192)	(606)	(910)	(836)	(1,429)	(1,349)	(983)	(754)	(756)	(753)	(515)	(152)	(340)	(2,544)	(4,515)	(2,176)
Provision for Unfunded Lending Commitments	1	(4)	—	—	—	3	—	—	(1)	—	1	—	15	(3)	3	—
Provision for Benefits & Claims	53	36	44	51	55	36	56	45	58	50	65	64	63	184	192	237
Provision for Loan Losses and for Benefits and Claims	4,298	3,647	2,983	2,801	1,592	1,424	1,524	1,629	1,482	1,336	1,499	1,851	1,647	13,729	6,169	6,168
Income from Continuing Operations before Taxes	939	1,444	2,139	1,859	2,786	2,921	2,934	2,562	3,159	2,988	3,145	2,344	2,893	6,381	11,203	11,636
Income Taxes	112	313	641	440	871	894	932	840	999	1,017	1,038	627	976	1,506	3,537	3,681
Income from Continuing Operations	827	1,131	1,498	1,419	1,915	2,027	2,002	1,722	2,160	1,971	2,107	1,717	1,917	4,875	7,666	7,955
Noncontrolling Interests	(5)	—	(4)	—	(2)	3	1	(2)	1	(1)	3	—	5	(9)	—	3
Net Income	$832	$1,131	$1,502	$1,419	$1,917	$2,024	$2,001	$1,724	$2,159	$1,972	$2,104	$1,717	$1,912	$4,884	$7,666	$7,952
Average Assets (in billions of dollars)	$353	$347	$352	$361	$367	$378	$380	$381	$386	$382	$389	$395	$400	$353	$377	$388
Return on Average Assets (1)	0.96%	1.32%	1.71%	1.58%	2.14%	2.17%	2.11%	1.82%	2.28%	2.10%	2.17%	1.75%	1.96%	1.40%	2.06%	2.07%
Efficiency Ratio	46%	47%	47%	51%	53%	54%	54%	56%	52%	55%	53%	58%	53%	48%	54%	54%

Net Credit Losses as a % of Average Loans (1)	6.85%	6.62%	5.92%	5.43%	4.51%	4.03%	3.55%	3.36%	3.09%	2.94%	2.74%	2.69%	2.69%

Revenue by Business
Retail Banking	$3,855	$3,952	$4,043	$4,144	$3,966	$4,172	$4,202	$4,177	$4,549	$4,430	$4,625	$4,578	$4,535	$15,994	$16,517	$18,182
Cards (2)	5,891	5,638	5,595	5,377	5,340	5,359	5,469	5,440	5,172	5,077	5,290	5,399	5,214	22,501	21,608	20,938
Total	$9,746	$9,590	$9,638	$9,521	$9,306	$9,531	$9,671	$9,617	$9,721	$9,507	$9,915	$9,977	$9,749	$38,495	$38,125	$39,120

Net Credit Losses by Business
Retail Banking	$294	$306	$336	$345	$281	$302	$298	$309	$282	$276	$325	$375	$338	$1,281	$1,190	$1,258
Cards (2)	4,142	3,915	3,513	3,241	2,685	2,432	2,153	2,029	1,899	1,763	1,623	1,564	1,571	14,811	9,299	6,849
Total	$4,436	$4,221	$3,849	$3,586	$2,966	$2,734	$2,451	$2,338	$2,181	$2,039	$1,948	$1,939	$1,909	$16,092	$10,489	$8,107

Income (loss) from Continuing Operations by Business
Retail Banking	$801	$837	$767	$721	$695	$648	$645	$603	$828	$808	$802	$610	$726	$3,126	$2,591	$3,048
Cards (2)	26	294	731	698	1,220	1,379	1,357	1,119	1,332	1,163	1,305	1,107	1,191	1,749	5,075	4,907
Total	$827	$1,131	$1,498	$1,419	$1,915	$2,027	$2,002	$1,722	$2,160	$1,971	$2,107	$1,717	$1,917	$4,875	$7,666	$7,955

FX Translation Impact:
Total Revenue - as Reported	$9,746	$9,590	$9,638	$9,521	$9,306	$9,531	$9,671	$9,617	$9,721	$9,507	$9,915	$9,977	$9,749	$38,495	$38,125	$39,120
Impact of FX Translation (3)	19	36	(8)	(109)	(184)	(313)	(164)	50	(71)	113	62	35	—	(61)	(640)	136
Total Revenues - Ex-FX (4)	$9,765	$9,626	$9,630	$9,412	$9,122	$9,218	$9,507	$9,667	$9,650	$9,620	$9,977	$10,012	$9,749	$38,434	$37,485	$39,256

Total Operating Expenses - as Reported	$4,509	$4,499	$4,516	$4,861	$4,928	$5,186	$5,213	$5,426	$5,080	$5,183	$5,271	$5,782	$5,209	$18,385	$20,753	$21,316
Impact of FX Translation (3)	(7)	(3)	(30)	(100)	(141)	(224)	(126)	(5)	(63)	41	19	7	—	(131)	(501)	2
Total Operating Expenses - Ex-FX (4)	$4,502	$4,496	$4,486	$4,761	$4,787	$4,962	$5,087	$5,421	$5,017	$5,224	$5,290	$5,789	$5,209	$18,254	$20,252	$21,318

Total Provisions for LLR & PBC - as Reported	$4,298	$3,647	$2,983	$2,801	$1,592	$1,424	$1,524	$1,629	$1,482	$1,336	$1,499	$1,851	$1,647	$13,729	$6,169	$6,168
Impact of FX Translation (3)	(5)	9	1	(19)	(30)	(63)	(37)	2	(19)	27	17	12	—	(14)	(146)	42
Total Provisions for LLR & PBC - Ex-FX (4)	$4,293	$3,656	$2,984	$2,782	$1,562	$1,361	$1,487	$1,631	$1,463	$1,363	$1,516	$1,863	$1,647	$13,715	$6,023	$6,210

(1)          Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. For the first quarter of 2013, Brazil Credicard average loans were $3.2 billion and total average assets were $3.8 billion, respectively.

(2)          Includes both Citi-Branded Cards and Citi Retail Services.

(3)          Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(4)          Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,167	4,166	4,173	4,206	4,205	4,212	4,192	4,203	4,150	4,082	4,069	4,008	3,916
Accounts (in millions)	60.5	60.5	60.9	60.7	61.0	61.8	62.4	62.3	64.1	65.2	65.2	65.0	64.8
Average Deposits	$293.8	$295.7	$300.0	$305.1	$309.8	$317.0	$315.5	$313.4	$318.8	$317.7	$324.2	$328.2	$330.2
Investment Sales	$19.7	$20.0	$19.9	$26.4	$23.8	$22.4	$19.6	$16.4	$21.6	$19.5	$23.5	$23.1	$28.0
Investment AUMs	$127.3	$122.5	$131.2	$137.0	$141.2	$146.1	$129.0	$132.0	$143.1	$139.6	$149.9	$153.6	$162.8
Average Loans	$107.9	$107.2	$109.5	$113.3	$119.8	$127.1	$129.2	$131.4	$139.3	$138.5	$141.1	$144.6	$147.0
EOP Loans:
Real Estate Lending	$56.1	$54.7	$56.5	$59.4	$64.0	$66.9	$67.1	$70.8	$73.8	$73.2	$74.9	$76.0	$76.5
Commercial Markets	29.7	29.9	31.4	32.9	34.7	37.2	36.3	36.4	38.0	37.5	38.7	39.4	40.6
Personal and Other	23.0	22.5	23.9	23.8	24.8	25.4	24.5	26.8	28.2	28.3	29.6	30.4	30.9
EOP Loans	$108.8	$107.1	$111.8	$116.1	$123.5	$129.5	$127.9	$134.0	$140.0	$139.0	$143.2	$145.8	$148.0

Net Interest Revenue (in millions) (1)	$2,590	$2,593	$2,539	$2,646	$2,673	$2,735	$2,755	$2,739	$2,779	$2,716	$2,737	$2,756	$2,705
As a % of Average Loans	9.73%	9.70%	9.20%	9.27%	9.05%	8.63%	8.46%	8.27%	8.02%	7.89%	7.72%	7.58%	7.46%
Net Credit Losses (in millions)	$294	$306	$336	$345	$281	$302	$298	$309	$282	$276	$325	$375	$338
As a % of Average Loans	1.11%	1.14%	1.22%	1.21%	0.95%	0.95%	0.92%	0.93%	0.81%	0.80%	0.92%	1.03%	0.93%
Loans 90+ Days Past Due (in millions) (2)	$817	$815	$843	$761	$801	$812	$794	$769	$843	$869	$882	$879	$863
As a % of EOP Loans	0.75%	0.76%	0.76%	0.66%	0.65%	0.63%	0.63%	0.58%	0.61%	0.63%	0.62%	0.61%	0.59%
Loans 30-89 Days Past Due (in millions) (2)	$1,311	$1,201	$1,277	$1,148	$1,143	$1,088	$977	$1,040	$1,032	$1,049	$1,154	$1,112	$1,191
As a % of EOP Loans	1.20%	1.12%	1.15%	1.00%	0.93%	0.85%	0.77%	0.78%	0.74%	0.76%	0.81%	0.77%	0.81%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)

EOP Open Accounts	142.5	140.2	139.9	139.6	137.4	137.2	137.0	137.6	135.0	134.1	133.8	133.8	133.0
Purchase Sales (in billions)	$76.7	$83.5	$84.2	$91.8	$80.8	$90.4	$89.8	$95.2	$85.4	$90.5	$90.0	$97.3	$86.2
Average Loans (in billions) (4)	$157.3	$151.2	$151.2	$151.8	$150.3	$148.4	$148.5	$148.4	$148.3	$144.1	$144.5	$145.2	$143.8
EOP Loans (in billions) (4)	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4	$146.2	$145.4	$145.9	$149.6	$141.7
Average Yield (5)	15.65%	15.14%	14.66%	14.31%	14.23%	14.09%	13.99%	13.80%	13.77%	13.61%	13.64%	13.64%	13.75%
Net Interest Revenue (6)	$4,928	$4,714	$4,621	$4,583	$4,487	$4,486	$4,566	$4,489	$4,385	$4,294	$4,467	$4,552	$4,466
As a % of Average Loans (6)	12.90%	12.72%	12.35%	12.21%	12.38%	12.42%	12.49%	12.28%	12.20%	12.27%	12.58%	12.75%	12.88%
Net Credit Losses	$4,142	$3,915	$3,513	$3,241	$2,685	$2,432	$2,153	$2,029	$1,899	$1,763	$1,623	$1,564	$1,571
As a % of Average Loans	10.84%	10.56%	9.39%	8.64%	7.41%	6.73%	5.89%	5.55%	5.28%	5.04%	4.57%	4.38%	4.53%
Net Credit Margin (7)	$1,733	$1,708	$2,070	$2,122	$2,638	$2,913	$3,298	$3,396	$3,259	$3,295	$3,649	$3,817	$3,629
As a % of Average Loans (7)	4.54%	4.61%	5.53%	5.65%	7.28%	8.06%	9.02%	9.29%	9.06%	9.41%	10.27%	10.69%	10.47%
Loans 90+ Days Past Due	$5,039	$4,477	$4,040	$3,693	$3,285	$2,893	$2,622	$2,637	$2,499	$2,221	$2,142	$2,202	$2,078
As a % of EOP Loans	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%	1.71%	1.53%	1.47%	1.47%	1.47%
Loans 30-89 Days Past Due	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,035	$2,694	$2,400	$2,385	$2,397	$2,198
As a % of EOP Loans	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%	1.84%	1.65%	1.63%	1.60%	1.55%

(1)          Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Global Consumer Banking on page 10.

(3)          Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. For the first quarter of 2013, Brazil Credicard average loans were $3.2 billion and total average assets were $3.8 billion, respectively.

(4)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)          Average yield is gross interest revenue earned divided by average loans.

(6)          Net interest revenue includes certain fees that are recorded as interest revenue.

(7)          Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012
Net Interest Revenue	$4,679	$4,454	$4,354	$4,275	$4,173	$4,159	$4,236	$4,217	$4,094	$4,002	$4,149	$4,216	$4,152	$17,762	$16,785	$16,461
Non-Interest Revenue	947	979	1,070	858	736	756	832	917	1,072	1,100	1,219	1,097	958	3,854	3,241	4,488
Total Revenues, Net of Interest Expense	5,626	5,433	5,424	5,133	4,909	4,915	5,068	5,134	5,166	5,102	5,368	5,313	5,110	21,616	20,026	20,949
Total Operating Expenses	2,227	2,072	2,011	2,135	2,277	2,332	2,409	2,673	2,340	2,452	2,464	2,675	2,429	8,445	9,691	9,931
Net Credit Losses	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	1,629	1,511	1,351	1,265	1,255	13,132	8,101	5,756
Credit Reserve Build / (Release)	2	(208)	(492)	(621)	(1,201)	(1,240)	(955)	(785)	(841)	(814)	(519)	(215)	(370)	(1,319)	(4,181)	(2,389)
Provision for Unfunded Lending Commitments	—	—	—	—	—	(1)	(1)	1	—	—	1	—	—	—	(1)	1
Provision for Benefits & Claims	17	14	12	14	17	14	18	13	14	19	19	18	14	57	62	70
Provision for Loan Losses and for Benefits and Claims	3,635	3,286	2,668	2,281	1,188	909	916	968	802	716	852	1,068	899	11,870	3,981	3,438
Income from Continuing Operations before Taxes	(236)	75	745	717	1,444	1,674	1,743	1,493	2,024	1,934	2,052	1,570	1,782	1,301	6,354	7,580
Income Taxes (benefits)	(101)	7	268	236	527	585	660	571	727	760	775	590	669	410	2,343	2,852
Income from Continuing Operations	(135)	68	477	481	917	1,089	1,083	922	1,297	1,174	1,277	980	1,113	891	4,011	4,728
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—	1	—	—	—	—	1
Net Income	$(135)	$68	$477	$481	$917	$1,089	$1,083	$922	$1,297	$1,174	$1,276	$980	$1,113	$891	$4,011	$4,727
Average Assets (in billions of dollars)	$168	$160	$161	$164	$162	$162	$167	$171	$169	$171	$174	$175	$176	$163	$166	$172
Return on Average Assets	(0.33)%	0.17%	1.18%	1.16%	2.30%	2.70%	2.57%	2.14%	3.09%	2.76%	2.92%	2.23%	2.56%	0.55%	2.42%	2.75%
Efficiency Ratio	40%	38%	37%	42%	46%	47%	48%	52%	45%	48%	46%	50%	48%	39%	48%	47%

Net Credit Losses as a % of Average Loans	9.30%	9.29%	8.44%	7.81%	6.56%	5.90%	4.99%	4.60%	4.32%	4.07%	3.60%	3.35%	3.40%

Revenue by Business
Retail Banking	$1,281	$1,324	$1,375	$1,352	$1,189	$1,252	$1,284	$1,393	$1,629	$1,650	$1,740	$1,667	$1,573	$5,332	$5,118	$6,686
Citi-Branded Cards	2,553	2,405	2,404	2,243	2,181	2,151	2,170	2,139	2,046	1,988	2,087	2,113	2,026	9,605	8,641	8,234
Citi Retail Services	1,792	1,704	1,645	1,538	1,539	1,512	1,614	1,602	1,491	1,464	1,541	1,533	1,511	6,679	6,267	6,029
Total	$5,626	$5,433	$5,424	$5,133	$4,909	$4,915	$5,068	$5,134	$5,166	$5,102	$5,368	$5,313	$5,110	$21,616	$20,026	$20,949

Net Credit Losses by Business
Retail Banking	$75	$80	$90	$96	$88	$79	$65	$70	$62	$62	$72	$51	$55	$341	$302	$247
Citi-Branded Cards	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	902	840	745	700	692	7,683	4,668	3,187
Citi Retail Services	1,457	1,352	1,178	1,121	932	826	690	683	665	609	534	514	508	5,108	3,131	2,322
Total	$3,616	$3,480	$3,148	$2,888	$2,372	$2,136	$1,854	$1,739	$1,629	$1,511	$1,351	$1,265	$1,255	$13,132	$8,101	$5,756

Income (loss) from Continuing Operations by Business
Retail Banking	$160	$203	$203	$187	$87	$97	$121	$165	$334	$337	$342	$231	$229	$753	$470	$1,244
Citi-Branded Cards	(143)	(146)	(20)	226	463	581	562	486	592	413	555	460	448	(83)	2,092	2,020
Citi Retail Services	(152)	11	294	68	367	411	400	271	371	424	380	289	436	221	1,449	1,464
Total	$(135)	$68	$477	$481	$917	$1,089	$1,083	$922	$1,297	$1,174	$1,277	$980	$1,113	$891	$4,011	$4,728

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,003	1,002	1,000	1,001	1,000	1,002	1,005	1,016	1,020	1,015	1,017	999	981
Accounts (in millions)	13.6	13.4	13.3	13.1	13.0	12.9	12.9	12.7	12.5	12.5	12.4	12.4	12.2
Investment Sales	$2.4	$2.7	$2.4	$2.9	$3.1	$2.7	$2.6	$2.2	$2.4	$2.4	$2.8	$2.9	$4.0
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	$28.3	$29.4	$31.1	$28.9	$29.9	$29.9	$31.6

Average Deposits	$144.3	$145.5	$145.0	$144.7	$143.7	$144.5	$145.5	$147.2	$149.4	$151.6	$154.4	$160.0	$163.8

Average Loans	$32.2	$30.7	$29.7	$29.6	$31.9	$33.6	$35.2	$37.3	$40.5	$41.1	$41.3	$42.2	$43.2

EOP Loans:
Real Estate Lending	$24.3	$23.1	$22.3	$23.4	$25.8	$27.2	$29.0	$31.4	$32.6	$32.6	$33.0	$33.7	$33.9
Commercial Markets	5.8	5.7	5.8	6.0	6.0	6.2	6.3	6.4	6.9	7.2	7.4	7.9	8.2
Personal and Other	1.4	1.4	1.3	1.3	1.2	1.1	1.2	1.1	1.1	1.1	1.1	1.1	1.0
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	$36.5	$38.9	$40.6	$40.9	$41.5	$42.7	$43.1

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	$17.0	$21.4	$14.3	$12.9	$14.5	$16.8	$18.0

Third Party Mortgage Servicing Portfolio (EOP)	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	$196.6	$197.9	$196.7	$190.8	$184.9	$177.2	$175.8

Net Servicing & Gain/(Loss) on Sale (in millions)	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	$186.5	$295.0	$532.6	$637.0	$684.2	$614.5	$561.6

Saleable Mortgage Rate Locks	$9.8	$12.3	$19.1	$13.4	$9.3	$9.5	$16.5	$16.2	$12.1	$11.5	$15.8	$12.7	$14.3

Net Interest Revenue on Loans (in millions)	$168	$163	$164	$134	$169	$179	$176	$185	$190	$197	$210	$239	$243
As a % of Avg. Loans	2.12%	2.13%	2.19%	1.80%	2.15%	2.14%	1.98%	1.97%	1.89%	1.93%	2.02%	2.25%	2.28%

Net Credit Losses (in millions)	$75	$80	$90	$96	$88	$79	$65	$70	$62	$62	$72	$51	$55
As a % of Avg. Loans	0.94%	1.05%	1.20%	1.29%	1.12%	0.94%	0.73%	0.74%	0.62%	0.61%	0.69%	0.48%	0.52%

Loans 90+ Days Past Due (in millions) (1)	$139	$190	$221	$228	$241	$211	$232	$235	$260	$294	$291	$280	$282
As a % of EOP Loans	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%	0.66%	0.74%	0.72%	0.68%	0.68%

Loans 30-89 Days Past Due (in millions) (1)	$238	$235	$243	$212	$185	$209	$218	$213	$183	$215	$230	$223	$226
As a % of EOP Loans	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%	0.47%	0.54%	0.57%	0.54%	0.54%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $718 mlllion and ($1.3 billion), $748 mlllion and ($1.2 billion), $738 mlllion and ($1.2 billion), $742 mlllion and ($1.4 billion) and $736 mlllion and ($1.5 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were, $121 million and ($1.3 billion), $124 million and ($1.2 billion), $122 million and ($1.2 billion), $122 million and ($1.4 billion) and $121 million and ($1.5 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	22.4	21.9	21.8	21.8	21.7	21.8	22.2	22.6	22.7	22.9	23.1	23.2	23.4
Purchase Sales (in billions)	$37.1	$40.3	$39.9	$41.4	$37.2	$40.8	$40.5	$42.1	$38.2	$40.8	$40.3	$41.6	$38.2

Average Loans (in billions) (1)	$80.5	$77.4	$77.3	$76.5	$75.1	$73.6	$74.0	$74.4	$73.5	$71.7	$71.5	$71.1	$69.7

EOP Loans (in billions) (1)	$79.0	$78.5	$77.9	$78.8	$74.5	$75.0	$75.1	$77.2	$72.7	$72.7	$72.2	$72.9	$69.2

Average Yield (2)	13.01%	12.26%	11.67%	11.33%	11.14%	10.50%	10.35%	10.13%	10.19%	9.96%	9.94%	10.02%	10.23%
Net Interest Revenue (3)	$2,117	$1,955	$1,943	$1,932	$1,807	$1,732	$1,738	$1,708	$1,670	$1,609	$1,664	$1,687	$1,649
As a % of Avg. Loans (3)	10.67%	10.13%	9.97%	10.02%	9.76%	9.44%	9.32%	9.11%	9.14%	9.03%	9.26%	9.44%	9.59%
Net Credit Losses	$2,084	$2,048	$1,880	$1,671	$1,352	$1,231	$1,099	$986	$902	$840	$745	$700	$692
As a % of Average Loans	10.50%	10.61%	9.65%	8.67%	7.30%	6.71%	5.89%	5.26%	4.94%	4.71%	4.15%	3.92%	4.03%
Net Credit Margin (4)	$462	$352	$517	$567	$824	$916	$1,064	$1,147	$1,140	$1,142	$1,334	$1,405	$1,329
As a % of Avg. Loans (4)	2.33%	1.82%	2.65%	2.94%	4.45%	4.99%	5.70%	6.12%	6.24%	6.41%	7.42%	7.86%	7.73%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732
As a % of EOP Loans	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%
Loans 30-89 Days Past Due	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679
As a % of EOP Loans	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	90.9	89.3	88.5	87.8	85.5	84.8	83.6	83.6	80.9	79.9	79.3	78.9	77.8
Purchase Sales (in billions)	$15.8	$18.4	$17.7	$20.5	$15.2	$18.5	$17.7	$20.5	$15.5	$18.1	$17.5	$20.4	$15.3

Average Loans (in billions) (1)	$45.0	$42.1	$41.0	$40.7	$39.6	$38.1	$38.1	$38.3	$37.6	$36.5	$36.5	$37.0	$36.7
EOP Loans (in billions) (1)	$42.9	$41.7	$40.8	$42.2	$37.4	$38.3	$37.9	$39.9	$36.7	$36.6	$36.6	$38.6	$35.4

Average Yield (2)	18.57%	18.66%	18.37%	17.84%	18.17%	18.23%	18.38%	18.02%	18.19%	18.14%	18.26%	18.04%	18.28%
Net Interest Revenue (3)	$1,708	$1,660	$1,601	$1,504	$1,531	$1,551	$1,637	$1,625	$1,566	$1,543	$1,634	$1,660	$1,652
As a % of Avg. Loans (3)	15.39%	15.82%	15.49%	14.66%	15.68%	16.33%	17.05%	16.83%	16.75%	17.00%	17.81%	17.85%	18.26%
Net Credit Losses	$1,457	$1,352	$1,178	$1,121	$932	$826	$690	$683	$665	$609	$534	$514	$508
As a % of Average Loans	13.13%	12.88%	11.40%	10.93%	9.54%	8.70%	7.19%	7.08%	7.11%	6.71%	5.82%	5.53%	5.61%
Net Credit Margin (4)	$326	$342	$462	$408	$595	$676	$913	$910	$816	$842	$997	$1,009	$994
As a % of Avg. Loans (4)	2.94%	3.26%	4.47%	3.98%	6.09%	7.12%	9.51%	9.43%	8.73%	9.28%	10.87%	10.85%	10.98%
Loans 90+ Days Past Due	$1,883	$1,549	$1,450	$1,352	$1,110	$913	$902	$951	$845	$721	$716	$721	$651
As a % of EOP Loans	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%
Loans 30-89 Days Past Due	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685
As a % of EOP Loans	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%

(1) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2) Average yield is gross interest revenue earned divided by average loans.

(3) Net interest revenue includes certain fees that are recorded as interest revenue.

(4) Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$239	$220	$214	$231	$234	$240	$225	$216	$253	$248	$251	$258	$246	$904	$915	$1,010
Non-Interest Revenue	174	157	136	158	180	163	146	125	116	110	123	126	122	625	614	475
Total Revenues, Net of Interest Expense	413	377	350	389	414	403	371	341	369	358	374	384	368	1,529	1,529	1,485
Total Operating Expenses	294	279	314	333	317	353	343	324	359	337	335	402	344	1,220	1,337	1,433
Net Credit Losses	96	84	63	72	49	46	49	28	29	14	29	33	29	315	172	105
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	(5)	(13)	2	11	(11)	(118)	(118)	(5)
Provision for Unfunded Lending Commitments	1	(4)	—	—	—	4	1	(1)	(1)	—	—	—	1	(3)	4	(1)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	86	34	15	59	15	(5)	18	30	23	1	31	44	19	194	58	99
Income (loss) from Continuing Operations before Taxes	33	64	21	(3)	82	55	10	(13)	(13)	20	8	(62)	5	115	134	(47)
Income Taxes (benefits)	11	21	8	(6)	29	26	5	(5)	—	7	2	(19)	(2)	34	55	(10)
Income from Continuing Operations	22	43	13	3	53	29	5	(8)	(13)	13	6	(43)	7	81	79	(37)
Noncontrolling Interests	—	—	(1)	—	—	2	1	(3)	1	1	2	—	3	(1)	—	4
Net Income	$22	$43	$14	$3	$53	$27	$4	$(5)	$(14)	$12	$4	$(43)	$4	$82	$79	$(41)
Average Assets (in billions of dollars)	$10	$10	$10	$10	$10	$10	$10	$10	$9	$9	$9	$9	$10	$10	$10	$9
Return on Average Assets	0.89%	1.72%	0.56%	0.12%	2.15%	1.08%	0.16%	(0.20)%	(0.63)%	0.54%	0.18%	(1.90)%	0.16%	0.82%	0.79%	(0.46)%
Efficiency Ratio	71%	74%	90%	86%	77%	88%	92%	95%	97%	94%	90%	105%	93%	80%	87%	96%

Net Credit Losses as a % of Average Loans	5.12%	4.88%	3.52%	4.14%	2.72%	2.46%	2.70%	1.59%	1.62%	0.75%	1.54%	1.66%	1.47%

Revenue by Business
Retail Banking	$233	$210	$190	$228	$239	$230	$210	$195	$216	$210	$220	$227	$215	$861	$874	$873
Citi-Branded Cards	180	167	160	161	175	173	161	146	153	148	154	157	153	668	655	612
Total	$413	$377	$350	$389	$414	$403	$371	$341	$369	$358	$374	$384	$368	$1,529	$1,529	$1,485

Net Credit Losses by Business
Retail Banking	$46	$45	$32	$43	$23	$23	$29	$12	$12	$7	$12	$15	$9	$166	$87	$46
Citi-Branded Cards	50	39	31	29	26	23	20	16	17	7	17	18	20	149	85	59
Total	$96	$84	$63	$72	$49	$46	$49	$28	$29	$14	$29	$33	$29	$315	$172	$105

Income (loss) from Continuing Operations by Business
Retail Banking	$(11)	$—	$(29)	$(27)	$11	$(13)	$(23)	$(20)	$(26)	$(9)	$(14)	$(43)	$(8)	$(67)	$(45)	$(92)
Citi-Branded Cards	33	43	42	30	42	42	28	12	13	22	20	—	15	148	124	55
Total	$22	$43	$13	$3	$53	$29	$5	$(8)	$(13)	$13	$6	$(43)	$7	$81	$79	$(37)

FX Translation Impact:
Total Revenue - as Reported	$413	$377	$350	$389	$414	$403	$371	$341	$369	$358	$374	$384	$368	$1,529	$1,529	$1,485
Impact of FX Translation (1)	(23)	(6)	(13)	(15)	(24)	(36)	(18)	2	(8)	6	5	(2)	—	(57)	(77)	1
Total Revenues - Ex-FX (2)	$390	$371	$337	$374	$390	$367	$353	$343	$361	$364	$379	$382	$368	$1,472	$1,452	$1,486

Total Operating Expenses - as Reported	$294	$279	$314	$333	$317	$353	$343	$324	$359	$337	$335	$402	$344	$1,220	$1,337	$1,433
Impact of FX Translation (1)	(17)	(5)	(11)	(14)	(23)	(34)	(17)	2	(8)	6	3	(3)	—	(48)	(72)	(2)
Total Operating Expenses - Ex-FX (2)	$277	$274	$303	$319	$294	$319	$326	$326	$351	$343	$338	$399	$344	$1,172	$1,265	$1,431

Provisions for LLR & PBC - as Reported	$86	$34	$15	$59	$15	$(5)	$18	$30	$23	$1	$31	$44	$19	$194	$58	$99
Impact of FX Translation (1)	(6)	1	1	(3)	(1)	1	(1)	—	—	—	1	(1)	—	(8)	(4)	1
Provisions for LLR & PBC - Ex-FX (2)	$80	$35	$16	$56	$14	$(4)	$17	$30	$23	$1	$32	$43	$19	$186	$54	$100

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	315	309	305	303	302	301	299	296	286	240	234	228	222
Accounts (in millions)	4.0	4.0	4.1	4.0	3.9	4.0	4.0	4.0	4.0	4.0	3.9	3.9	3.9
Average Deposits	$14.6	$13.8	$13.7	$12.7	$12.7	$12.9	$12.4	$12.0	$12.5	$12.4	$12.7	$12.7	$13.0
Investment Sales	$0.7	$0.7	$0.6	$0.9	$1.0	$0.9	$0.9	$0.8	$1.0	$0.8	$1.1	$1.3	$1.1
Investment AUMs	$4.6	$4.2	$4.7	$4.9	$5.3	$5.5	$4.8	$4.7	$5.3	$5.0	$5.4	$5.8	$6.0
Average Loans	$4.7	$4.2	$4.3	$4.1	$4.4	$4.5	$4.4	$4.3	$4.4	$4.7	$4.7	$5.0	$5.1
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3
Commercial Markets	1.6	1.4	1.7	1.6	1.9	2.0	1.8	1.8	1.8	1.9	2.1	2.1	2.2
Personal and Other	2.9	2.5	2.6	2.5	2.4	2.5	2.3	2.2	2.5	2.5	2.5	2.7	2.7
Total EOP Loans	$4.6	$4.0	$4.4	$4.2	$4.5	$4.7	$4.3	$4.2	$4.5	$4.6	$4.9	$5.1	$5.2

Net Interest Revenue (in millions) (1)	$120	$106	$99	$120	$119	$122	$114	$112	$139	$138	$140	$142	$135
As a % of Average Loans (1)	10.35%	10.12%	9.13%	11.61%	10.97%	10.87%	10.28%	10.33%	12.71%	11.81%	11.85%	11.30%	10.74%
Net Credit Losses (in millions)	$46	$45	$32	$43	$23	$23	$29	$12	$12	$7	$12	$15	$9
As a % of Average Loans	3.97%	4.30%	2.95%	4.16%	2.12%	2.05%	2.61%	1.11%	1.10%	0.60%	1.02%	1.19%	0.72%
Loans 90+ Days Past Due (in millions)	$108	$109	$106	$84	$77	$76	$65	$59	$62	$49	$50	$48	$43
As a % of EOP Loans	2.35%	2.73%	2.41%	2.00%	1.71%	1.62%	1.51%	1.40%	1.38%	1.07%	1.02%	0.94%	0.83%
Loans 30-89 Days Past Due (in millions)	$203	$158	$156	$136	$143	$132	$107	$94	$92	$78	$79	$77	$70
As a % of EOP Loans	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.49%	2.24%	2.04%	1.70%	1.61%	1.51%	1.35%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)

EOP Open Accounts (in millions)	2.6	2.4	2.5	2.5	2.5	2.5	2.6	2.6	2.6	2.6	2.5	2.8	2.8
Purchase Sales (in billions)	$2.1	$2.2	$2.3	$2.5	$2.3	$2.7	$2.6	$2.7	$2.7	$2.8	$2.8	$3.1	$2.9
Average Loans (2)	$2.9	$2.7	$2.8	$2.8	$2.9	$3.0	$2.8	$2.7	$2.8	$2.8	$2.8	$2.9	$2.9
EOP Loans (2)	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7	$2.9	$2.8	$2.9	$2.9	$2.8
Average Yield (3)	20.52%	19.83%	19.94%	20.54%	20.61%	19.86%	20.14%	19.81%	19.71%	19.17%	19.24%	19.10%	18.87%

Net Interest Revenue (in millions) (4)	$119	$114	$115	$111	$115	$118	$111	$104	$114	$110	$111	$116	$111
As a % of Avg. Loans (4)	16.64%	16.94%	16.29%	15.73%	16.08%	15.78%	15.73%	15.28%	16.38%	15.80%	15.77%	15.91%	15.52%
Net Credit Losses (in millions)	$50	$39	$31	$29	$26	$23	$20	$16	$17	$7	$17	$18	$20
As a % of Average Loans	6.99%	5.79%	4.39%	4.11%	3.64%	3.08%	2.83%	2.35%	2.44%	1.01%	2.42%	2.47%	2.80%
Net Credit Margin (in millions) (5)	$130	$128	$129	$132	$149	$150	$141	$130	$136	$141	$137	$139	$133
As a % of Avg. Loans (5)	18.18%	19.02%	18.28%	18.70%	20.84%	20.05%	19.98%	19.10%	19.54%	20.25%	19.47%	19.07%	18.60%
Loans 90+ Days Past Due (in millions)	$78	$72	$69	$58	$60	$54	$47	$44	$43	$43	$45	$48	$45
As a % of EOP Loans	2.69%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%	1.48%	1.54%	1.55%	1.66%	1.61%
Loans 30-89 Days Past Due (in millions)	$114	$90	$86	$72	$78	$72	$63	$59	$65	$61	$68	$63	$60
As a % of EOP Loans	3.93%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%	2.24%	2.18%	2.34%	2.17%	2.14%

(1)          Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)          Average yield is gross interest revenue earned divided by average loans.

(4)          Net interest revenue includes certain fees that are recorded as interest revenue.

(5)          Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$1,342	$1,338	$1,360	$1,418	$1,426	$1,470	$1,497	$1,460	$1,489	$1,474	$1,532	$1,566	$1,546	$5,458	$5,853	$6,061
Non-Interest Revenue	566	599	667	652	657	713	665	659	699	621	658	719	765	2,484	2,694	2,697
Total Revenues, Net of Interest Expense	1,908	1,937	2,027	2,070	2,083	2,183	2,162	2,119	2,188	2,095	2,190	2,285	2,311	7,942	8,547	8,758
Total Operating Expenses	1,057	1,171	1,147	1,252	1,200	1,322	1,316	1,255	1,231	1,230	1,266	1,459	1,308	4,627	5,093	5,186
Net Credit Losses	447	403	392	390	333	327	312	361	333	315	351	406	419	1,632	1,333	1,405
Credit Reserve Build / (Release)	(145)	(240)	(276)	(159)	(159)	(35)	44	(3)	91	95	36	32	38	(820)	(153)	254
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	32	44	31	46	46	49	127	130	167
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	338	185	148	268	212	314	394	390	468	441	433	484	506	939	1,310	1,826
Income from Continuing Operations before Taxes	513	581	732	550	671	547	452	474	489	424	491	342	497	2,376	2,144	1,746
Income Taxes	133	115	216	118	178	117	99	77	114	89	117	(42)	117	582	471	278
Income from Continuing Operations	380	466	516	432	493	430	353	397	375	335	374	384	380	1,794	1,673	1,468
Noncontrolling Interests	(5)	—	(3)	—	(2)	1	—	1	—	(2)	—	—	2	(8)	—	(2)
Net Income	$385	$466	$519	$432	$495	$429	$353	$396	$375	$337	$374	$384	$378	$1,802	$1,673	$1,470
Average Assets (in billions of dollars)	$70	$72	$73	$74	$77	$83	$80	$78	$82	$78	$79	$82	$86	$72	$80	$80
Return on Average Assets (1)	2.33%	2.72%	2.96%	2.44%	2.75%	2.19%	1.85%	2.13%	1.94%	1.83%	1.98%	1.95%	1.86%	2.63%	2.21%	1.93%
Efficiency Ratio	55%	60%	57%	60%	58%	61%	61%	59%	56%	59%	58%	64%	57%	58%	60%	59%

Net Credit Losses as a % of Average Loans (1)	6.87%	5.96%	5.53%	5.23%	4.38%	3.95%	3.76%	4.35%	3.68%	3.57%	3.74%	4.16%	4.15%

Revenue by Business
Retail Banking	$1,204	$1,244	$1,307	$1,349	$1,356	$1,420	$1,416	$1,365	$1,474	$1,405	$1,469	$1,509	$1,547	$5,104	$5,557	$5,857
Citi-Branded Cards	704	693	720	721	727	763	746	754	714	690	721	776	764	2,838	2,990	2,901
Total	$1,908	$1,937	$2,027	$2,070	$2,083	$2,183	$2,162	$2,119	$2,188	$2,095	$2,190	$2,285	$2,311	$7,942	$8,547	$8,758

Net Credit Losses by Business
Retail Banking	$91	$96	$129	$123	$103	$117	$113	$142	$143	$135	$160	$210	$207	$439	$475	$648
Citi-Branded Cards	356	307	263	267	230	210	199	219	190	180	191	196	212	1,193	858	757
Total	$447	$403	$392	$390	$333	$327	$312	$361	$333	$315	$351	$406	$419	$1,632	$1,333	$1,405

Income (loss) from Continuing Operations by Business
Retail Banking	$239	$260	$260	$221	$307	$249	$181	$215	$216	$238	$222	$233	$248	$980	$952	$909
Citi-Branded Cards	141	206	256	211	186	181	172	182	159	97	152	151	132	814	721	559
Total	$380	$466	$516	$432	$493	$430	$353	$397	$375	$335	$374	$384	$380	$1,794	$1,673	$1,468

FX Translation Impact:
Total Revenue - as Reported	$1,908	$1,937	$2,027	$2,070	$2,083	$2,183	$2,162	$2,119	$2,188	$2,095	$2,190	$2,285	$2,311	$7,942	$8,547	$8,758
Impact of FX Translation (2)	(26)	(36)	(44)	(96)	(137)	(213)	(99)	49	(38)	93	63	58	—	(199)	(429)	174
Total Revenues - Ex-FX (3)	$1,882	$1,901	$1,983	$1,974	$1,946	$1,970	$2,063	$2,168	$2,150	$2,188	$2,253	$2,343	$2,311	$7,743	$8,118	$8,932

Total Operating Expenses - as Reported	$1,057	$1,171	$1,147	$1,252	$1,200	$1,322	$1,316	$1,255	$1,231	$1,230	$1,266	$1,459	$1,308	$4,627	$5,093	$5,186
Impact of FX Translation (2)	(23)	(30)	(35)	(70)	(93)	(143)	(68)	8	(31)	40	31	30	—	(153)	(300)	67
Total Operating Expenses - Ex-FX (3)	$1,034	$1,141	$1,112	$1,182	$1,107	$1,179	$1,248	$1,263	$1,200	$1,270	$1,297	$1,489	$1,308	$4,474	$4,793	$5,253

Provisions for LLR & PBC - as Reported	$338	$185	$148	$268	$212	$314	$394	$390	$468	$441	$433	$484	$506	$939	$1,310	$1,826
Impact of FX Translation (2)	(5)	(8)	(10)	(21)	(31)	(55)	(34)	(4)	(21)	20	14	15	—	(44)	(136)	33
Provisions for LLR & PBC - Ex-FX (3)	$333	$177	$138	$247	$181	$259	$360	$386	$447	$461	$447	$499	$506	$895	$1,174	$1,859

(1)          Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations.  Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. For the first quarter of 2013, Brazil Credicard average loans were $3.2 billion and total average assets were $3.8 billion, respectively.

(2)          Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(3)          Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,145	2,151	2,161	2,191	2,196	2,210	2,215	2,220	2,201	2,200	2,200	2,181	2,139
Accounts (in millions)	26.8	27.0	27.2	27.4	27.8	28.4	28.8	29.2	31.1	31.9	32.1	31.8	31.8
Average Deposits	$39.2	$39.4	$40.3	$42.1	$45.3	$47.8	$45.5	$44.4	$46.0	$44.0	$44.6	$45.4	$46.4
Investment Sales	$7.7	$7.0	$6.8	$9.8	$8.4	$8.2	$7.6	$7.4	$9.8	$9.3	$10.4	$9.9	$10.9
Investment AUMs	$44.2	$44.7	$48.9	$51.5	$54.7	$57.9	$50.9	$52.7	$58.8	$58.3	$64.8	$65.9	$70.9
Average Loans	$17.1	$17.6	$18.5	$19.5	$20.7	$22.7	$22.6	$22.7	$25.7	$25.2	$26.6	$27.7	$29.4
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	$4.3	$4.4	$5.1	$4.9	$5.3	$5.4	$5.9
Commercial Markets	8.6	8.5	8.9	9.5	10.0	11.5	10.8	10.9	11.7	11.6	12.3	12.8	13.5
Personal and Other	5.6	5.8	6.3	6.1	6.9	6.9	6.5	8.3	9.3	9.4	9.9	10.1	10.9
Total EOP Loans	$17.8	$18.0	$19.1	$19.8	$21.6	$23.2	$21.6	$23.6	$26.1	$25.9	$27.5	$28.3	$30.3

Net Interest Revenue (in millions) (1)	$800	$803	$824	$861	$884	$896	$928	$913	$965	$943	$975	$990	$990
As a % of Average Loans (1)	18.97%	18.30%	17.67%	17.52%	17.32%	15.83%	16.29%	15.96%	15.10%	15.05%	14.58%	14.22%	13.66%
Net Credit Losses (in millions)	$91	$96	$129	$123	$103	$117	$113	$142	$143	$135	$160	$210	$207
As a % of Average Loans	2.16%	2.19%	2.77%	2.50%	2.02%	2.07%	1.98%	2.48%	2.24%	2.15%	2.39%	3.02%	2.86%
Loans 90+ Days Past Due (in millions)	$324	$308	$290	$224	$249	$259	$273	$253	$276	$285	$322	$323	$309
As a % of EOP Loans	1.82%	1.71%	1.52%	1.13%	1.15%	1.12%	1.26%	1.07%	1.06%	1.10%	1.17%	1.14%	1.02%
Loans 30-89 Days Past Due (in millions)	$394	$335	$402	$267	$324	$301	$267	$289	$323	$316	$412	$353	$427
As a % of EOP Loans	2.21%	1.86%	2.10%	1.35%	1.50%	1.30%	1.24%	1.22%	1.24%	1.22%	1.50%	1.25%	1.41%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted) (2)

EOP Open Accounts (in millions)	11.8	11.7	12.1	12.2	12.3	12.5	12.8	12.9	13.1	13.0	13.0	12.9	12.9
Purchase Sales (in billions)	$7.3	$7.7	$8.4	$9.6	$9.1	$10.0	$10.3	$10.8	$10.2	$10.0	$10.3	$11.5	$10.5
Average Loans (in billions) (3)	$11.7	$12.0	$12.3	$13.0	$13.4	$14.0	$13.8	$13.6	$14.4	$13.6	$13.9	$14.3	$14.7
EOP Loans (in billions) (3)	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	$14.3	$13.7	$14.2	$14.8	$14.9
Average Yield (4)	25.96%	23.42%	22.84%	22.15%	22.40%	23.20%	23.18%	23.77%	22.12%	22.34%	22.57%	22.12%	21.23%

Net Interest Revenue (in millions) (5)	$542	535	$536	$557	$542	574	$569	$547	$524	$531	$557	$576	$556
As a % of Average Loans (5)	23.64%	22.59%	22.15%	21.88%	21.76%	21.93%	21.92%	21.28%	19.70%	20.73%	20.71%	20.64%	19.61%
Net Credit Losses (in millions)	$356	$307	$263	$267	$230	$210	$199	$219	$190	$180	$191	$196	$212
As a % of Average Loans	15.52%	12.96%	10.87%	10.49%	9.24%	8.02%	7.67%	8.52%	7.14%	7.03%	7.10%	7.02%	7.48%
Net Credit Margin (in millions) (6)	$348	$386	$457	$454	$497	$553	$547	$535	$524	$510	$530	$580	$552
As a % of Average Loans (6)	15.18%	16.30%	18.89%	17.83%	19.96%	21.12%	21.07%	20.81%	19.70%	19.91%	19.71%	20.79%	19.47%
Loans 90+ Days Past Due	$509	$481	$472	$446	$445	$462	$396	$412	$405	$405	$401	$413	$418
As a % of EOP Loans	4.28%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%	2.83%	2.96%	2.82%	2.79%	2.81%
Loans 30-89 Days Past Due	$478	$488	$442	$456	$454	$469	$398	$399	$426	$428	$416	$432	$449
As a % of EOP Loans	4.02%	4.07%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%	2.98%	3.12%	2.93%	2.92%	3.01%

(1)

Under U.S. GAAP, historical balance sheet information is not restated to reflect discontinued operations. Since the numerator portion of the ratio caclulation excludes the income statement items under U.S GAAP, related to the Brazil Credicard discontinued operations, the averages used in the ratio calculations have been adjusted to exclude the Brazil Credicard discontinued operations. For the first quarter of 2013, Brazil Credicard average loans were $3.2 billion and total average assets were $3.8 billion, respectively.

(2)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$1,258	$1,295	$1,232	$1,305	$1,327	$1,352	$1,363	$1,335	$1,328	$1,286	$1,272	$1,268	$1,227	$5,090	$5,377	$5,154
Non-Interest Revenue	541	548	605	624	573	678	707	688	670	666	711	727	733	2,318	2,646	2,774
Total Revenues, Net of Interest Expense	1,799	1,843	1,837	1,929	1,900	2,030	2,070	2,023	1,998	1,952	1,983	1,995	1,960	7,408	8,023	7,928
Total Operating Expenses	931	977	1,044	1,141	1,134	1,179	1,145	1,174	1,150	1,164	1,206	1,246	1,128	4,093	4,632	4,766
Net Credit Losses	277	254	246	236	212	225	236	210	190	199	217	235	206	1,013	883	841
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	(1)	(21)	(34)	20	3	(287)	(63)	(36)
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	14	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	239	142	152	193	177	206	196	241	189	178	183	255	223	726	820	805
Income from Continuing Operations before Taxes	629	724	641	595	589	645	729	608	659	610	594	494	609	2,589	2,571	2,357
Income Taxes	69	170	149	92	137	166	168	197	158	161	144	98	192	480	668	561
Income from Continuing Operations	560	554	492	503	452	479	561	411	501	449	450	396	417	2,109	1,903	1,796
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$560	$554	$492	$503	$452	$479	$561	$411	$501	$449	$450	$396	$417	$2,109	$1,903	$1,796
Average Assets (in billions of dollars)	$105	$105	$108	$113	$118	$123	$123	$122	$126	$124	$127	$129	$128	$108	$122	$127
Return on Average Assets	2.16%	2.12%	1.81%	1.77%	1.55%	1.56%	1.81%	1.34%	1.60%	1.46%	1.41%	1.22%	1.32%	1.95%	1.56%	1.41%
Efficiency Ratio	52%	53%	57%	59%	60%	58%	55%	58%	58%	60%	61%	62%	58%	55%	58%	60%

Net Credit Losses as a % of Average Loans	1.58%	1.42%	1.30%	1.19%	1.05%	1.05%	1.08%	0.96%	0.86%	0.92%	0.98%	1.04%	0.94%

Revenue by Business
Retail Banking	$1,137	$1,174	$1,171	$1,215	$1,182	$1,270	$1,292	$1,224	$1,230	$1,165	$1,196	$1,175	$1,200	$4,697	$4,968	$4,766
Citi-Branded Cards	662	669	666	714	718	760	778	799	768	787	787	820	760	2,711	3,055	3,162
Total	$1,799	$1,843	$1,837	$1,929	$1,900	$2,030	$2,070	$2,023	$1,998	$1,952	$1,983	$1,995	$1,960	$7,408	$8,023	$7,928

Net Credit Losses by Business
Retail Banking	$82	$85	$85	$83	$67	$83	$91	$85	$65	$72	$81	$99	$67	$335	$326	$317
Citi-Branded Cards	195	169	161	153	145	142	145	125	125	127	136	136	139	678	557	524
Total	$277	$254	$246	$236	$212	$225	$236	$210	$190	$199	$217	$235	$206	$1,013	$883	$841

Income from Continuing Operations by Business
Retail Banking	$413	$374	$333	$340	$290	$315	$366	$243	$304	$242	$252	$189	$257	$1,460	$1,214	$987
Citi-Branded Cards	147	180	159	163	162	164	195	168	197	207	198	207	160	649	689	809
Total	$560	$554	$492	$503	$452	$479	$561	$411	$501	$449	$450	$396	$417	$2,109	$1,903	$1,796

FX Translation Impact:
Total Revenue - as Reported	$1,799	$1,843	$1,837	$1,929	$1,900	$2,030	$2,070	$2,023	$1,998	$1,952	$1,983	$1,995	$1,960	$7,408	$8,023	$7,928
Impact of FX Translation (1)	68	78	49	2	(23)	(64)	(47)	(1)	(25)	14	(6)	(21)	—	195	(134)	(39)
Total Revenues - Ex-FX (2)	$1,867	$1,921	$1,886	$1,931	$1,877	$1,966	$2,023	$2,022	$1,973	$1,966	$1,977	$1,974	$1,960	$7,603	$7,889	$7,889

Total Operating Expenses - as Reported	$931	$977	$1,044	$1,141	$1,134	$1,179	$1,145	$1,174	$1,150	$1,164	$1,206	$1,246	$1,128	$4,093	$4,632	$4,766
Impact of FX Translation (1)	33	32	16	(16)	(25)	(47)	(41)	(15)	(24)	(5)	(15)	(20)	—	70	(129)	(63)
Total Operating Expenses - Ex-FX (2)	$964	$1,009	$1,060	$1,125	$1,109	$1,132	$1,104	$1,159	$1,126	$1,159	$1,191	$1,226	$1,128	$4,163	$4,503	$4,703

Provisions for LLR & PBC - as Reported	$239	$142	$152	$193	$177	$206	$196	$241	$189	$178	$183	$255	$223	$726	$820	$805
Impact of FX Translation (1)	6	16	10	5	2	(9)	(2)	6	2	7	2	(2)	—	38	(6)	8
Provisions for LLR & PBC - Ex-FX (2)	$245	$158	$162	$198	$179	$197	$194	$247	$191	$185	$185	$253	$223	$764	$814	$813

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	704	704	707	711	707	699	673	671	643	627	618	600	574
Accounts (in millions)	16.1	16.1	16.3	16.2	16.3	16.5	16.7	16.4	16.5	16.8	16.8	16.9	16.9
Average Deposits	$95.7	$97.0	$101.0	$105.6	$108.1	$111.8	$112.1	$109.8	$110.9	$109.7	$112.5	$110.1	$107.0
Investment Sales	$8.9	$9.6	$10.1	$12.8	$11.3	$10.6	$8.5	$6.0	$8.4	$7.0	$9.2	$9.0	$12.0
Investment AUMs	$45.9	$44.8	$47.8	$50.2	$51.3	$51.9	$45.0	$45.2	$47.9	$47.4	$49.8	$52.0	$54.3
Average Loans	$53.9	$54.7	$57.0	$60.1	$62.8	$66.3	$67.0	$67.1	$68.7	$67.5	$68.5	$69.7	$69.3
EOP Loans:
Real Estate Lending	$28.1	$27.8	$30.2	$31.7	$33.3	$34.7	$33.6	$34.8	$35.9	$35.5	$36.3	$36.6	$36.4
Commercial Markets	13.7	14.3	15.0	15.8	16.8	17.5	17.4	17.3	17.6	16.8	16.9	16.6	16.7
Personal and Other	13.1	12.8	13.7	13.9	14.3	14.9	14.5	15.2	15.3	15.3	16.1	16.5	16.3
Total EOP Loans	$54.9	$54.9	$58.9	$61.4	$64.4	$67.1	$65.5	$67.3	$68.8	$67.6	$69.3	$69.7	$69.4

Net Interest Revenue (in millions) (1)	$816	$845	$806	$826	$835	$841	$852	$830	$817	$785	$771	$755	$729
As a % of Average Loans (1)	6.14%	6.20%	5.61%	5.45%	5.39%	5.09%	5.05%	4.91%	4.78%	4.68%	4.48%	4.31%	4.27%
Net Credit Losses (in millions)	$82	$85	$85	$83	$67	$83	$91	$85	$65	$72	$81	$99	$67
As a % of Average Loans	0.62%	0.62%	0.59%	0.55%	0.43%	0.50%	0.54%	0.50%	0.38%	0.43%	0.47%	0.57%	0.39%
Loans 90+ Days Past Due (in millions)	$246	$208	$226	$225	$234	$266	$224	$222	$245	$241	$219	$228	$229
As a % of EOP Loans	0.45%	0.38%	0.38%	0.37%	0.36%	0.40%	0.34%	0.33%	0.36%	0.36%	0.32%	0.33%	0.33%
Loans 30-89 Days Past Due (in millions)	$476	$473	$476	$533	$491	$446	$385	$444	$434	$440	$433	$459	$468
As a % of EOP Loans	0.87%	0.86%	0.81%	0.87%	0.76%	0.66%	0.59%	0.66%	0.63%	0.65%	0.62%	0.66%	0.67%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)

EOP Open Accounts (in millions)	14.8	14.9	15.0	15.3	15.4	15.6	15.8	15.9	15.7	15.7	15.9	16.0	16.1
Purchase Sales (in billions)	$14.4	$14.9	$15.9	$17.8	$17.0	$18.4	$18.7	$19.1	$18.8	$18.8	$19.1	$20.7	$19.3
Average Loans (in billions) (2)	$17.2	$17.0	$17.8	$18.8	$19.3	$19.7	$19.8	$19.4	$20.0	$19.5	$19.8	$19.9	$19.8
EOP Loans (in billions) (2)	$17.1	$17.0	$18.3	$19.7	$19.2	$20.0	$18.9	$19.9	$19.6	$19.6	$20.0	$20.4	$19.4
Average Yield (3)	13.98%	14.18%	13.85%	13.66%	13.76%	13.82%	13.50%	13.41%	13.31%	13.16%	12.89%	12.88%	12.69%

Net Interest Revenue (in millions) (4)	$442	450	$426	$479	$492	511	$511	$505	$511	$501	$501	$513	$498
As a % of Average Loans (4)	10.42%	10.62%	9.49%	10.11%	10.34%	10.40%	10.24%	10.33%	10.28%	10.33%	10.07%	10.26%	10.20%
Net Credit Losses (in millions)	$195	$169	$161	$153	$145	$142	$145	$125	$125	$127	$136	$136	$139
As a % of Average Loans	4.60%	3.99%	3.59%	3.23%	3.05%	2.89%	2.91%	2.56%	2.51%	2.62%	2.73%	2.72%	2.85%
Net Credit Margin (in millions) (5)	$467	$500	$505	$561	$573	$618	$633	$674	$643	$660	$651	$684	$621
As a % of Average Loans (5)	11.01%	11.80%	11.26%	11.84%	12.04%	12.58%	12.68%	13.78%	12.93%	13.61%	13.08%	13.67%	12.72%
Loans 90+ Days Past Due	$265	$245	$242	$240	$235	$250	$214	$214	$224	$222	$220	$234	$232
As a % of EOP Loans	1.55%	1.44%	1.32%	1.22%	1.22%	1.25%	1.13%	1.08%	1.14%	1.13%	1.10%	1.15%	1.20%
Loans 30-89 Days Past Due	$360	$321	$328	$340	$358	$351	$300	$321	$321	$315	$334	$342	$325
As a % of EOP Loans	2.11%	1.89%	1.79%	1.73%	1.86%	1.76%	1.59%	1.61%	1.64%	1.61%	1.67%	1.68%	1.68%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Commissions and Fees	$1,108	$1,086	$1,016	$1,057	$1,133	$1,133	$1,159	$1,024	$1,141	$1,081	$1,011	$1,085	$1,179	4,267	$4,449	$4,318
Administration and Other Fiduciary Fees	723	617	674	739	746	732	649	648	696	742	663	689	694	2,753	2,775	2,790
Investment Banking	953	592	829	1,146	793	1,001	590	645	811	793	1,000	1,014	1,085	3,520	3,029	3,618
Principal Transactions	3,306	1,778	1,539	(1,057)	2,260	1,288	1,665	(340)	1,916	1,434	731	49	2,415	5,566	4,873	4,130
Other	471	481	348	385	(75)	254	1,530	113	(405)	326	37	(41)	359	1,685	1,822	(83)
Total Non-Interest Revenue	6,561	4,554	4,406	2,270	4,857	4,408	5,593	2,090	4,159	4,376	3,442	2,796	5,732	17,791	16,948	14,773
Net Interest Revenue (including Dividends)	3,932	3,958	3,776	3,879	3,759	3,784	3,880	3,760	3,888	3,862	4,024	4,183	3,852	15,545	15,183	15,957
Total Revenues, Net of Interest Expense	10,493	8,512	8,182	6,149	8,616	8,192	9,473	5,850	8,047	8,238	7,466	6,979	9,584	33,336	32,131	30,730
Total Operating Expenses	4,583	5,151	4,864	5,018	5,139	5,307	5,039	5,262	5,087	4,979	4,869	5,264	4,988	19,616	20,747	20,199
Net Credit Losses	103	43	290	137	210	150	87	172	(58)	122	143	75	39	573	619	282
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	45	48	(11)	26	(26)	50	3	(29)	89	39
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	158	(13)	(149)	(41)	23	(626)	(556)	(45)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(82)	(211)	264	(53)	(180)	86	164	82	89	135	(32)	84	65	(82)	152	276
Income from Continuing Operations before Taxes	5,992	3,572	3,054	1,184	3,657	2,799	4,270	506	2,871	3,124	2,629	1,631	4,531	13,802	11,232	10,255
Income Taxes	1,835	943	728	33	1,084	716	1,221	(149)	638	760	622	142	1,406	3,539	2,872	2,162
Income from Continuing Operations	4,157	2,629	2,326	1,151	2,573	2,083	3,049	655	2,233	2,364	2,007	1,489	3,125	10,263	8,360	8,093
Noncontrolling Interests	26	20	34	51	13	9	5	29	60	31	14	23	50	131	56	128
Net Income	$4,131	$2,609	$2,292	$1,100	$2,560	$2,074	$3,044	$626	$2,173	$2,333	$1,993	$1,466	$3,075	$10,132	$8,304	$7,965
Average Assets (in billions of dollars)	$928	$949	$945	$976	$1,002	$1,048	$1,045	$1,012	$1,018	$1,051	$1,047	$1,061	$1,070	$950	$1,027	$1,044
Return on Average Assets	1.81%	1.10%	0.96%	0.45%	1.04%	0.79%	1.16%	0.25%	0.86%	0.89%	0.76%	0.55%	1.17%	1.07%	0.81%	0.76%
Return on Average Assets (Excluding CVA/DVA) (1)	1.73%	1.03%	0.94%	0.71%	1.09%	0.76%	0.71%	0.26%	1.20%	0.84%	0.95%	0.67%	1.24%	1.09%	0.70%	0.91%
Efficiency Ratio	44%	61%	59%	82%	60%	65%	53%	90%	63%	60%	65%	75%	52%	59%	65%	66%

Revenue by Region
North America	$4,284	$3,354	$2,914	$1,689	$3,028	$2,824	$3,156	$1,354	$2,081	$2,680	$2,152	$2,114	$3,596	$12,241	$10,362	$9,027
EMEA	3,333	2,594	2,553	1,656	2,880	2,523	3,175	2,060	2,832	2,520	2,361	2,212	2,734	10,136	10,638	9,925
Latin America	930	896	1,004	1,117	971	1,088	930	959	1,165	1,176	1,222	1,120	1,217	3,947	3,948	4,683
Asia	1,946	1,668	1,711	1,687	1,737	1,757	2,212	1,477	1,969	1,862	1,731	1,533	2,037	7,012	7,183	7,095
Total	$10,493	$8,512	$8,182	$6,149	$8,616	$8,192	$9,473	$5,850	$8,047	$8,238	$7,466	$6,979	$9,584	$33,336	$32,131	$30,730

Income from Continuing Operations by Region
North America	$1,657	$1,027	$608	$(69)	$628	$535	$845	$(316)	$313	$671	$412	$320	$1,281	$3,223	$1,692	$1,716
EMEA	1,307	659	790	213	1,026	613	1,008	430	814	682	616	432	668	2,969	3,077	2,544
Latin America	403	343	431	500	427	438	356	318	498	490	506	397	476	1,677	1,539	1,891
Asia	790	600	497	507	492	497	840	223	608	521	473	340	700	2,394	2,052	1,942
Total	$4,157	$2,629	$2,326	$1,151	$2,573	$2,083	$3,049	$655	$2,233	$2,364	$2,007	$1,489	$3,125	$10,263	$8,360	$8,093

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	$68	$70	$74	$76	$82	$90	89	$91	$67	$70	$84
EMEA	37	37	38	40	42	48	48	50	51	52	54	53	53	38	47	53
Latin America	23	22	23	24	25	29	30	32	34	34	34	37	38	23	29	35
Asia	30	35	38	42	45	49	54	58	60	63	65	62	60	36	52	63
Total	$158	$162	$165	$172	$178	$194	$202	$214	$221	$231	$243	$241	$242	$164	$197	$234

(1)   Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 was $3,027 million, $2,207 million, $2,492 million, $1,782 million and $3,267 million, respectively.  See page 19 for the CVA/DVA for each period presented.  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$2,574	$2,586	$2,371	$2,475	$2,358	$2,341	$2,417	$2,283	$2,339	$2,369	$2,539	$2,704	$2,437	$10,006	$9,399	$9,951
Non-Interest Revenue	5,508	3,448	3,301	1,137	3,733	3,211	4,377	980	3,003	3,102	2,308	1,658	4,541	13,394	12,301	10,071
Total Revenues, Net of Interest Expense	8,082	6,034	5,672	3,612	6,091	5,552	6,794	3,263	5,342	5,471	4,847	4,362	6,978	23,400	21,700	20,022
Total Operating Expenses	3,396	3,949	3,604	3,671	3,795	3,892	3,572	3,731	3,701	3,568	3,479	3,668	3,564	14,620	14,990	14,416
Net Credit Losses	102	42	289	134	203	151	70	178	(60)	97	56	75	35	567	602	168
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	54	36	(17)	26	(26)	50	3	(29)	86	33
Credit Reserve Build / (Release)	(158)	(199)	(11)	(194)	(394)	(83)	50	(145)	135	(64)	(103)	(47)	34	(562)	(572)	(79)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(64)	(179)	279	(60)	(187)	60	174	69	58	59	(73)	78	72	(24)	116	122
Income from Continuing Operations before Taxes	4,750	2,264	1,789	1	2,483	1,600	3,048	(537)	1,583	1,844	1,441	616	3,342	8,804	6,594	5,484
Income Taxes (Benefits)	1,495	531	352	(310)	722	357	857	(451)	247	369	256	(81)	987	2,068	1,485	791
Income from Continuing Operations	3,255	1,733	1,437	311	1,761	1,243	2,191	(86)	1,336	1,475	1,185	697	2,355	6,736	5,109	4,693
Noncontrolling Interests	21	15	29	45	9	4	—	24	56	26	11	18	44	110	37	111
Net Income	$3,234	$1,718	$1,408	$266	$1,752	$1,239	$2,191	$(110)	$1,280	$1,449	$1,174	$679	$2,311	$6,626	$5,072	$4,582
Average Assets (in billions of dollars)	828	848	835	855	877	917	911	878	884	913	905	917	926	842	896	904
Return on Average Assets	1.58%	0.81%	0.67%	0.12%	0.81%	0.54%	0.95%	(0.05)%	0.58%	0.64%	0.52%	0.29%	1.01%	0.79%	0.57%	0.51%
Return on Average Assets (Excluding CVA/DVA) (1)	1.50%	0.74%	0.64%	0.42%	0.88%	0.50%	0.44%	(0.03)%	0.97%	0.58%	0.74%	0.43%	1.10%	0.82%	0.45%	0.68%
Efficiency Ratio	42%	65%	64%	102%	62%	70%	53%	114%	69%	65%	72%	84%	51%	62%	69%	72%

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$199	$89	$239	$199	$144	$199	$185	$160	$111	$202	$196	$206	$204	$726	$688	$715
Equity Underwriting	225	158	153	405	205	273	107	91	155	168	143	163	225	941	676	629
Debt Underwriting	639	433	545	570	508	619	450	393	606	490	594	634	634	2,187	1,970	2,324
Total Investment Banking	1,063	680	937	1,174	857	1,091	742	644	872	860	933	1,003	1,063	3,854	3,334	3,668
Lending	220	500	(40)	163	223	325	1,000	134	12	571	167	119	309	843	1,682	869
Equity Markets	1,230	633	1,075	821	1,116	789	302	244	916	561	522	465	826	3,759	2,451	2,464
Fixed Income Markets	5,127	3,530	3,424	2,342	4,022	2,961	2,310	1,757	4,781	2,861	3,739	2,741	4,623	14,423	11,050	14,122
Private Bank	516	534	512	525	540	575	565	537	598	591	609	596	629	2,087	2,217	2,394
Other Securities and Banking	(359)	(98)	(335)	(375)	(438)	(336)	(13)	21	(461)	(171)	(324)	(52)	(162)	(1,167)	(766)	(1,008)
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	$7,797	$5,779	$5,573	$4,650	$6,320	$5,405	$4,906	$3,337	$6,718	$5,273	$5,646	$4,872	$7,288	$23,799	$19,968	$22,509

North America	$3,476	$2,461	$2,232	$1,645	$2,484	$2,037	$1,556	$804	$2,072	$1,918	$1,880	$1,743	$3,071	9,814	6,881	7,613
EMEA	2,506	1,825	1,722	1,304	2,207	1,703	1,620	1,241	2,560	1,610	1,858	1,505	2,059	7,357	6,771	7,533
Latin America	544	585	609	657	554	646	485	534	727	728	782	695	779	2,395	2,219	2,932
Asia	1,271	908	1,010	1,044	1,075	1,019	1,245	758	1,359	1,017	1,126	929	1,379	4,233	4,097	4,431
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	7,797	5,779	5,573	4,650	6,320	5,405	4,906	3,337	6,718	5,273	5,646	4,872	7,288	23,799	19,968	22,509

CVA/DVA {excluded as applicable in lines above}	285	255	99	(1,038)	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)	(310)	(399)	1,732	(2,487)
Total Revenues, Net of Interest Expense	$8,082	$6,034	$5,672	$3,612	$6,091	$5,552	$6,794	$3,263	$5,342	$5,471	$4,847	$4,362	$6,978	$23,400	$21,700	$20,022

(1)     Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets.  Net income excluding CVA/DVA in the first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 was $2,134 million, $1,323 million, $1,673 million, $995 million and $2,503 million, respectively.  For the CVA/DVA for each period presented, see above.

(2)     Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period's presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$1,358	$1,372	$1,405	$1,404	$1,401	$1,443	$1,463	$1,477	$1,549	$1,493	$1,485	$1,479	$1,415	$5,539	$5,784	$6,006
Non-Interest Revenue	1,053	1,106	1,105	1,133	1,124	1,197	1,216	1,110	1,156	1,274	1,134	1,138	1,191	4,397	4,647	4,702
Total Revenues, Net of Interest Expense	2,411	2,478	2,510	2,537	2,525	2,640	2,679	2,587	2,705	2,767	2,619	2,617	2,606	9,936	10,431	10,708
Total Operating Expenses	1,187	1,202	1,260	1,347	1,344	1,415	1,467	1,531	1,386	1,411	1,390	1,596	1,424	4,996	5,757	5,783
Net Credit Losses	1	1	1	3	7	(1)	17	(6)	2	25	87	—	4	6	17	114
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(9)	12	6	—	—	—	—	—	3	6
Credit Reserve Build / (Release)	(19)	(33)	(16)	4	—	27	(18)	7	23	51	(46)	6	(11)	(64)	16	34
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(18)	(32)	(15)	7	7	26	(10)	13	31	76	41	6	(7)	(58)	36	154
Income from Continuing Operations before Taxes	1,242	1,308	1,265	1,183	1,174	1,199	1,222	1,043	1,288	1,280	1,188	1,015	1,189	4,998	4,638	4,771
Income Taxes	340	412	376	343	362	359	364	302	391	391	366	223	419	1,471	1,387	1,371
Income from Continuing Operations	902	896	889	840	812	840	858	741	897	889	822	792	770	3,527	3,251	3,400
Noncontrolling Interests	5	5	5	6	4	5	5	5	4	5	3	5	6	21	19	17
Net Income	$897	$891	$884	$834	$808	$835	$853	$736	$893	$884	$819	$787	$764	$3,506	$3,232	$3,383
Average Assets (in billions of dollars)	$100	$101	$110	$121	$125	$131	$134	$134	$134	$138	$142	$144	$144	$108	$131	$140
Return on Average Assets	3.64%	3.54%	3.19%	2.73%	2.62%	2.56%	2.53%	2.18%	2.68%	2.58%	2.29%	2.17%	2.15%	3.25%	2.47%	2.42%
Efficiency Ratio	49%	49%	50%	53%	53%	54%	55%	59%	51%	51%	53%	61%	55%	50%	55%	54%

Revenue Details
Treasury and Trade Solutions	$1,756	$1,782	$1,822	$1,809	$1,808	$1,900	$1,916	$1,929	$2,017	$2,074	$1,953	$1,962	$1,922	7,169	$7,553	$8,006
Securities and Fund Services	655	696	688	728	717	740	763	658	688	693	666	655	684	2,767	2,878	2,702
Total	$2,411	$2,478	$2,510	$2,537	$2,525	$2,640	$2,679	$2,587	$2,705	$2,767	$2,619	$2,617	$2,606	$9,936	$10,431	$10,708

Average Deposits and Other Customer Liability Balances (in billions)
North America	$72	74	81	79	$80	85	$91	$94	$100	$106	$107	$106	$100	$76	$87	$105
EMEA	106	106	111	116	118	119	115	118	118	125	132	142	139	110	118	129
Latin America	27	25	27	29	32	34	34	36	35	34	38	45	45	27	34	38
Asia	115	115	122	130	126	128	125	121	124	131	138	135	131	121	125	132
Total	$320	$320	$341	$354	$356	$366	$365	$369	$377	$396	$415	$428	$415	$334	$364	$404

EOP Assets Under Custody (in trillions of dollars)	$11.6	$11.1	$12.1	$12.3	$12.7	$13.0	$12.1	$12.0	$12.5	$12.2	$12.8	$13.2	$13.5

FX Translation Impact:
Total Revenue - as Reported	$2,411	$2,478	$2,510	$2,537	$2,525	$2,640	$2,679	$2,587	$2,705	$2,767	$2,619	$2,617	$2,606	$9,936	$10,431	$10,708
Impact of FX Translation (1)	(28)	(7)	(32)	(59)	(76)	(117)	(80)	(22)	(41)	4	—	(10)	—	(125)	(297)	(46)
Total Revenues - Ex-FX (2)	$2,383	$2,471	$2,478	$2,478	$2,449	$2,523	$2,599	$2,565	$2,664	$2,771	$2,619	$2,607	$2,606	$9,811	$10,134	$10,662

Total Expenses - as Reported	$1,187	$1,202	$1,260	$1,347	$1,344	$1,415	$1,467	$1,531	$1,386	$1,411	$1,390	$1,596	$1,424	$4,996	$5,757	$5,783
Impact of FX Translation (1)	(7)	8	(6)	(17)	(29)	(49)	(34)	(10)	(15)	3	—	(9)	—	(22)	(125)	(23)
Total Expenses - Ex-FX (2)	$1,180	$1,210	$1,254	$1,330	$1,315	$1,366	$1,433	$1,521	$1,371	$1,414	$1,390	$1,587	$1,424	$4,974	$5,632	$5,760

(1)          Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(2)          Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$212	$224	$150	$69	$(26)	$(88)	$(89)	$13	$(45)	$(124)	$(197)	$(210)	$(146)	$655	$(190)	$(576)
Non-Interest Revenue	106	409	416	47	(66)	319	359	340	516	(172)	198	104	139	978	952	646
Total Revenues, Net of Interest Expense	318	633	566	116	(92)	231	270	353	471	(296)	1	(106)	(7)	1,633	762	70
Total Operating Expenses	333	214	321	638	647	612	522	512	795	597	765	1,059	568	1,506	2,293	3,216
Net Credit Losses	(1)	(1)	1	1	1	—	1	1	1	1	(1)	(1)	—	—	3	—
Credit Reserve Build / (Release)	4	—	—	(2)	(1)	—	(1)	(1)	(1)	—	—	—	—	2	(3)	(1)
Provision for Benefits & Claims	—	1	(1)	—	1	—	(1)	1	—	(1)	—	—	—	—	1	(1)
Provision for Unfunded Lending Commitments	(2)	—	(1)	—	—	—	1	(1)	—	—	—	1	—	(3)	—	1
Provision for Loan Losses and for Benefits and Claims	1	—	(1)	(1)	1	—	—	—	—	—	(1)	—	—	(1)	1	(1)
Income from Continuing Operations before Taxes	(16)	419	246	(521)	(740)	(381)	(252)	(159)	(324)	(893)	(763)	(1,165)	(575)	128	(1,532)	(3,145)
Income Taxes	(39)	220	107	(319)	(240)	(227)	(158)	(99)	7	(446)	(687)	(317)	(253)	(31)	(724)	(1,443)
Income from Continuing Operations	23	199	139	(202)	(500)	(154)	(94)	(60)	(331)	(447)	(76)	(848)	(322)	159	(808)	(1,702)
Income (Loss) from Discontinued Operations, net of taxes (2)	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)	(33)	(16)	68	(58)
Noncontrolling Interests	—	—	(51)	3	—	—	(41)	14	63	9	8	5	30	(48)	(27)	85
Net Income (Loss)	$230	$209	$(156)	$(92)	$(468)	$(104)	$(53)	$(88)	$(382)	$(449)	$(76)	$(938)	$(385)	$191	$(713)	$(1,845)
EOP Assets (in billions of dollars)	$261	$259	$276	$268	$278	$265	$279	$281	$308	$285	$298	$243	$280	$268	$281	$243
Average Assets (in billions of dollars)	$263	$277	$276	$286	$279	$281	$278	$281	$285	$281	$289	$283	$264	$276	$280	$285

(1)   Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items Income (Loss) from Discontinued Operations.

(2)   See Footnote 3 on page 2.

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$6,300	$6,071	$5,671	$5,623	$5,495	$5,372	$5,519	$5,411	$5,352	$5,378	$5,604	$5,707	$5,549	$23,665	$21,797	$22,041
Non-Interest Revenue	3,610	2,716	2,667	1,199	2,442	2,367	2,705	1,077	1,895	2,404	1,916	1,720	3,157	10,192	8,591	7,935
Total Revenues, Net of Interest Expense	9,910	8,787	8,338	6,822	7,937	7,739	8,224	6,488	7,247	7,782	7,520	7,427	8,706	33,857	30,388	29,976
Total Operating Expenses	4,050	4,162	3,919	4,136	4,363	4,435	4,320	4,672	4,342	4,447	4,318	4,667	4,347	16,267	17,790	17,774
Net Credit Losses	3,689	3,497	3,418	2,963	2,527	2,253	1,894	1,816	1,547	1,564	1,370	1,269	1,271	13,567	8,490	5,750
Credit Reserve Build / (Release)	(27)	(271)	(317)	(751)	(1,275)	(1,230)	(871)	(827)	(811)	(839)	(574)	(293)	(424)	(1,366)	(4,203)	(2,517)
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	—	58	36	(17)	19	(15)	44	3	(25)	103	31
Provision for Benefits & Claims	17	14	12	14	17	14	18	13	14	19	19	18	14	57	62	70
Provision for Credit Losses and for Benefits and Claims	3,678	3,220	3,108	2,227	1,278	1,037	1,099	1,038	733	763	800	1,038	864	12,233	4,452	3,334
Income from Continuing Operations before Taxes	2,182	1,405	1,311	459	2,296	2,267	2,805	778	2,172	2,572	2,402	1,722	3,495	5,357	8,146	8,868
Income Taxes	660	310	226	47	751	643	877	172	562	727	713	422	1,101	1,243	2,443	2,424
Income from Continuing Operations	1,522	1,095	1,085	412	1,545	1,624	1,928	606	1,610	1,845	1,689	1,300	2,394	4,114	5,703	6,444
Noncontrolling Interests	5	1	14	33	(8)	(7)	(17)	3	32	10	(7)	9	17	53	(29)	44
Net Income	$1,517	$1,094	$1,071	$379	$1,553	$1,631	$1,945	$603	$1,578	$1,835	$1,696	$1,291	$2,377	$4,061	$5,732	$6,400
Average Assets (in billions of dollars)	$593	$598	$564	$572	$593	$596	$589	$587	$595	$616	$629	$635	$633	$582	$871	$619
Return on Average Assets	1.04%	0.73%	0.75%	0.26%	1.06%	1.10%	1.31%	0.41%	1.07%	1.20%	1.07%	0.81%	1.52%	0.70%	0.66%	1.03%
Efficiency Ratio	41%	47%	47%	61%	55%	57%	53%	72%	60%	57%	57%	63%	50%	48%	59%	59%

Revenue by Business
Retail Banking	$1,281	$1,324	$1,375	$1,352	$1,189	$1,252	$1,284	$1,393	$1,629	$1,650	$1,740	$1,667	$1,573	$5,332	$5,118	$6,686
Citi-Branded Cards	2,553	2,405	2,404	2,243	2,181	2,151	2,170	2,139	2,046	1,988	2,087	2,113	2,026	9,605	8,641	8,234
Citi Retail Services	1,792	1,704	1,645	1,538	1,539	1,512	1,614	1,602	1,491	1,464	1,541	1,533	1,511	6,679	6,267	6,029
Global Consumer Banking	5,626	5,433	5,424	5,133	4,909	4,915	5,068	5,134	5,166	5,102	5,368	5,313	5,110	21,616	20,026	20,949
Securities and Banking	3,645	2,721	2,295	1,102	2,420	2,217	2,537	751	1,442	2,017	1,533	1,481	2,970	9,763	7,925	6,473
Transaction Services	639	633	619	587	608	607	619	603	639	663	619	633	626	2,478	2,437	2,554
Total	$9,910	$8,787	$8,338	$6,822	$7,937	$7,739	$8,224	$6,488	$7,247	$7,782	$7,520	$7,427	$8,706	$33,857	$30,388	$29,976

CVA/DVA {included as applicable in businesses above}	169	260	63	(542)	(64)	180	982	(52)	(629)	99	(346)	(262)	(102)	(50)	1,046	(1,138)
Total Revenues - Excluding CVA/DVA (2)	$9,741	$8,527	$8,275	$7,364	$8,001	$7,559	$7,242	$6,540	$7,876	$7,683	$7,866	$7,689	$8,808	33,907	29,342	31,114

Income (loss) from Continuing Operations by Business
Retail Banking	$160	$203	$203	$187	$87	$97	$121	$165	$334	$337	$342	$231	$229	$753	$470	$1,244
Citi-Branded Cards	(143)	(146)	(20)	226	463	581	562	486	592	413	555	460	448	(83)	2,092	2,020
Citi Retail Services	(152)	11	294	68	367	411	400	271	371	424	380	289	436	221	1,449	1,464
Global Consumer Banking	(135)	68	477	481	917	1,089	1,083	922	1,297	1,174	1,277	980	1,113	891	4,011	4,728
Securities and Banking	1,506	880	492	(143)	523	407	735	(381)	187	549	292	222	1,152	2,735	1,284	1,250
Transaction Services	151	147	116	74	105	128	110	65	126	122	120	98	129	488	408	466
Total	$1,522	$1,095	$1,085	$412	$1,545	$1,624	$1,928	$606	$1,610	$1,845	$1,689	$1,300	$2,394	$4,114	$5,703	$6,444

(1) Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$1,149	$1,178	$1,192	$1,195	$1,158	$1,062	$1,154	$1,149	$1,300	$1,184	$1,261	$1,310	$1,166	$4,714	$4,523	$5,055
Non-Interest Revenue	2,597	1,793	1,711	850	2,136	1,864	2,392	1,252	1,901	1,694	1,474	1,286	1,936	6,951	7,644	6,355
Total Revenues, Net of Interest Expense	3,746	2,971	2,903	2,045	3,294	2,926	3,546	2,401	3,201	2,878	2,735	2,596	3,102	11,665	12,167	11,410
Total Operating Expenses	1,807	2,074	1,836	1,864	1,912	2,031	1,992	2,035	1,964	1,893	1,882	2,127	1,953	7,581	7,970	7,866
Net Credit Losses	117	94	82	124	92	72	86	112	52	20	48	71	41	417	362	191
Credit Reserve Build / (Release)	(174)	(165)	(150)	(45)	(274)	(105)	(30)	(164)	75	(38)	(47)	92	79	(534)	(573)	82
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	(5)	(4)	12	5	7	(10)	6	1	(6)	(2)	8
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(63)	(76)	(62)	78	(187)	(38)	52	(40)	132	(11)	(9)	169	121	(123)	(213)	281
Income from Continuing Operations before Taxes	2,002	973	1,129	103	1,569	933	1,502	406	1,105	996	862	300	1,028	4,207	4,410	3,263
Income Taxes	673	271	326	(113)	490	291	489	(16)	304	301	240	(89)	353	1,157	1,254	756
Income from Continuing Operations	1,329	702	803	216	1,079	642	1,013	422	801	695	622	389	675	3,050	3,156	2,507
Noncontrolling Interests	20	17	17	17	21	17	22	22	28	22	23	16	36	71	82	89
Net Income	$1,309	$685	$786	$199	$1,058	$625	$991	$400	$773	$673	$599	$373	$639	$2,979	$3,074	$2,418
Average Assets (in billions of dollars)	$240	$241	$257	$265	$262	$298	$311	$301	$296	$299	$282	$293	$302	$251	$293	$293
Return on Average Assets	2.21%	1.14%	1.21%	0.30%	1.64%	0.84%	1.26%	0.53%	1.05%	0.91%	0.85%	0.51%	0.86%	1.19%	1.05%	0.83%
Efficiency Ratio	48%	70%	63%	91%	58%	69%	56%	85%	61%	66%	69%	82%	63%	65%	66%	69%

Revenue by Business
Retail Banking	$233	$210	$190	$228	$239	$230	$210	$195	$216	$210	$220	$227	$215	$861	$874	$873
Citi-Branded Cards	180	167	160	161	175	173	161	146	153	148	154	157	153	668	655	612
Regional Consumer Banking	413	377	350	389	414	403	371	341	369	358	374	384	368	$1,529	$1,529	$1,485
Securities and Banking	2,522	1,768	1,740	838	2,066	1,647	2,304	1,224	1,959	1,612	1,517	1,349	1,873	6,868	7,241	6,437
Transaction Services	811	826	813	818	814	876	871	836	873	908	844	863	861	3,268	3,397	3,488
Total	$3,746	$2,971	$2,903	$2,045	$3,294	$2,926	$3,546	$2,401	$3,201	$2,878	$2,735	$2,596	$3,102	$11,665	$12,167	$11,410

CVA/DVA {included as applicable in businesses above}	15	(57)	18	(466)	(141)	(56)	684	(18)	(601)	2	(342)	(156)	(185)	(490)	469	(1,097)
Total Revenues - Excluding CVA/DVA (2)	$3,731	$3,028	$2,885	$2,511	$3,435	$2,982	$2,862	$2,419	$3,802	$2,876	$3,077	$2,752	$3,287	12,155	11,698	12,507

Income (loss) from Continuing Operations by Business
Retail Banking	$(11)	$—	$(29)	$(27)	$11	$(13)	$(23)	$(20)	$(26)	$(9)	$(14)	$(43)	$(8)	$(67)	$(45)	$(92)
Citi-Branded Cards	33	43	42	30	42	42	28	12	13	22	20	—	15	148	124	55
Regional Consumer Banking	22	43	13	3	53	29	5	(8)	(13)	13	6	(43)	7	$81	$79	$(37)
Securities and Banking	1,023	356	500	(67)	766	342	736	161	514	365	348	133	445	1,812	2,005	1,360
Transaction Services	284	303	290	280	260	271	272	269	300	317	268	299	223	1,157	1,072	1,184
Total	$1,329	$702	$803	$216	$1,079	$642	$1,013	$422	$801	$695	$622	$389	$675	$3,050	$3,156	$2,507

(1)    Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$2,052	$2,024	$2,087	$2,216	$2,189	$2,292	$2,222	$2,166	$2,178	$2,148	$2,226	$2,316	$2,250	$8,379	$8,869	$8,868
Non-Interest Revenue	786	809	944	971	865	979	870	912	1,175	1,123	1,186	1,089	1,278	3,510	3,626	4,573
Total Revenues, Net of Interest Expense	2,838	2,833	3,031	3,187	3,054	3,271	3,092	3,078	3,353	3,271	3,412	3,405	3,528	11,889	12,495	13,441
Total Operating Expenses	1,410	1,554	1,554	1,678	1,628	1,756	1,758	1,721	1,662	1,645	1,694	1,984	1,789	6,196	6,863	6,985
Net Credit Losses	449	417	393	401	337	325	319	373	333	347	356	427	424	1,660	1,354	1,463
Credit Reserve Build / (Release)	(160)	(256)	(331)	(168)	(251)	(27)	12	17	85	80	60	35	57	(915)	(249)	260
Provision Unfunded Lending Commitments	—	—	—	—	—	—	(9)	—	—	—	—	—	—	—	(9)	—
Provision for Benefits & Claims	36	22	32	37	38	22	38	32	44	31	46	46	49	127	130	167
Provision for Credit Losses and for Benefits and Claims	325	183	94	270	124	320	360	422	462	458	462	508	530	872	1,226	1,890
Income from Continuing Operations before Taxes	1,103	1,096	1,383	1,239	1,302	1,195	974	935	1,229	1,168	1,256	913	1,209	4,821	4,406	4,566
Income Taxes	320	287	436	307	382	327	265	220	356	343	376	132	353	1,350	1,194	1,207
Income from Continuing Operations	783	809	947	932	920	868	709	715	873	825	880	781	856	3,471	3,212	3,359
Noncontrolling Interests	(5)	1	(2)	—	(3)	1	—	1	—	(3)	—	(3)	1	(6)	(1)	(6)
Net Income	$788	$808	$949	$932	$923	$867	$709	$714	$873	$828	$880	$784	$855	$3,477	$3,213	$3,365
Average Assets (in billions of dollars)	$146	$149	$151	$160	$171	$177	$169	$162	$167	$165	$169	$175	$184	$152	170	$169
Return on Average Assets	2.24%	2.22%	2.55%	2.37%	2.24%	2.01%	1.71%	1.80%	2.16%	2.07%	2.12%	1.82%	1.92%	2.34%	1.94%	2.04%
Efficiency Ratio	50%	55%	51%	53%	53%	54%	57%	56%	50%	50%	50%	58%	51%	52%	55%	52%

Revenue by Business
Retail Banking	$1,204	$1,244	$1,307	$1,349	$1,356	$1,420	$1,416	$1,365	$1,474	$1,405	$1,469	$1,509	$1,547	$5,104	$5,557	$5,857
Citi-Branded Cards	704	693	720	721	727	763	746	754	714	690	721	776	764	2,838	2,990	2,901
Regional Consumer Banking	1,908	1,937	2,027	2,070	2,083	2,183	2,162	2,119	2,188	2,095	2,190	2,285	2,311	$7,942	$8,547	$8,758
Securities and Banking	586	536	618	707	561	656	494	553	723	730	780	680	770	2,447	2,264	2,913
Transaction Services	344	360	386	410	410	432	436	406	442	446	442	440	447	1,500	1,684	1,770
Total	$2,838	$2,833	$3,031	$3,187	$3,054	$3,271	$3,092	$3,078	$3,353	$3,271	$3,412	$3,405	$3,528	$11,889	$12,495	$13,441

CVA/DVA {included as applicable in businesses above}	43	(49)	9	50	7	10	9	19	(5)	2	(3)	(15)	(9)	53	45	(21)
Total Revenues - Excluding CVA/DVA (2)	$2,795	$2,882	$3,022	$3,137	$3,047	$3,261	$3,083	$3,059	$3,358	$3,269	$3,415	$3,420	$3,537	11,836	12,450	13,462

Income from Continuing Operations by Business
Retail Banking	$239	$260	$260	$221	$307	$249	$181	$215	$216	$238	$222	$233	$248	$980	$952	$909
Citi-Branded Cards	141	206	256	211	186	181	172	182	159	97	152	151	132	814	721	559
Regional Consumer Banking	380	466	516	432	493	430	353	397	375	335	374	384	380	$1,794	$1,673	$1,468
Securities and Banking	251	189	261	328	259	282	192	183	324	309	352	264	312	1,029	916	1,249
Transaction Services	152	154	170	172	168	156	164	135	174	181	154	133	164	648	623	642
Total	$783	$809	$947	$932	$920	$868	$709	$715	$873	$825	$880	$781	$856	$3,471	$3,212	$3,359

(1)          Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)          Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$1,949	$1,992	$1,986	$2,074	$2,077	$2,279	$2,306	$2,262	$2,222	$2,162	$2,137	$2,158	$2,058	$8,001	$8,924	$8,679
Non-Interest Revenue	1,796	1,519	1,562	1,542	1,560	1,508	1,976	1,238	1,745	1,652	1,577	1,370	1,939	6,419	6,282	6,344
Total Revenues, Net of Interest Expense	3,745	3,511	3,548	3,616	3,637	3,787	4,282	3,500	3,967	3,814	3,714	3,528	3,997	14,420	15,206	15,023
Total Operating Expenses	1,825	1,860	2,071	2,201	2,164	2,271	2,182	2,260	2,199	2,177	2,246	2,268	2,108	7,957	8,877	8,890
Net Credit Losses	284	256	246	235	220	234	239	209	191	230	317	247	212	1,021	902	985
Credit Reserve Build / (Release)	(8)	(146)	(139)	(62)	(23)	(43)	(62)	82	53	31	(103)	(27)	(29)	(355)	(46)	(46)
Provision for Unfunded Lending Commitments	—	(1)	—	—	—	—	—	—	—	—	—	—	14	(1)	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	276	109	107	173	197	191	177	291	244	261	214	220	197	665	856	939
Income from Continuing Operations before Taxes	1,644	1,542	1,370	1,242	1,276	1,325	1,923	949	1,524	1,376	1,254	1,040	1,692	5,798	5,473	5,194
Income Taxes	294	388	381	232	332	349	522	315	415	406	331	304	575	1,295	1,518	1,456
Income from Continuing Operations	1,350	1,154	989	1,010	944	976	1,401	634	1,109	970	923	736	1,117	4,503	3,955	3,738
Noncontrolling Interests	1	1	1	1	1	1	1	1	1	1	1	1	1	4	4	4
Net Income	$1,349	$1,153	$988	$1,009	$943	$975	$1,400	$633	$1,108	$969	$922	$735	$1,116	$4,499	$3,951	$3,734
Average Assets (in billions of dollars)	$302	$309	$324	$339	$344	$356	$357	$344	$346	$353	$356	$353	$351	$319	350	$352
Return on Average Assets	1.81%	1.50%	1.21%	1.18%	1.11%	1.10%	1.56%	0.73%	1.29%	1.10%	1.03%	0.83%	1.29%	1.41%	1.13%	1.06%
Efficiency Ratio	49%	53%	58%	61%	59%	60%	51%	65%	55%	57%	60%	64%	53%	55%	58%	59%

Revenue by Business
Retail Banking	$1,137	$1,174	$1,171	$1,215	$1,182	$1,270	$1,292	$1,224	$1,230	$1,165	$1,196	$1,175	$1,200	$4,697	$4,968	$4,766
Citi-Branded Cards	662	669	666	714	718	760	778	799	768	787	787	820	760	2,711	3,055	3,162
Regional Consumer Banking	1,799	1,843	1,837	1,929	1,900	2,030	2,070	2,023	1,998	1,952	1,983	1,995	1,960	$7,408	$8,023	$7,928
Securities and Banking	1,329	1,009	1,019	965	1,044	1,032	1,459	735	1,218	1,112	1,017	852	1,365	4,322	4,270	4,199
Transaction Services	617	659	692	722	693	725	753	742	751	750	714	681	672	2,690	2,913	2,896
Total	$3,745	$3,511	$3,548	$3,616	$3,637	$3,787	$4,282	$3,500	$3,967	$3,814	$3,714	$3,528	$3,997	$14,420	$15,206	$15,023

CVA/DVA {included as applicable in businesses above}	58	101	9	(80)	(31)	13	213	(23)	(141)	95	(108)	(77)	(14)	88	172	(231)
Total Revenues - Excluding CVA/DVA (2)	$3,687	$3,410	$3,539	$3,696	$3,668	$3,774	$4,069	$3,523	$4,108	$3,719	$3,822	$3,605	$4,011	14,332	15,034	15,254

Income from Continuing Operations by Business
Retail Banking	$413	$374	$333	$340	$290	$315	$366	$243	$304	$242	$252	$189	$257	$1,460	$1,214	$987
Citi-Branded Cards	147	180	159	163	162	164	195	168	197	207	198	207	160	649	689	809
Regional Consumer Banking	560	554	492	503	452	479	561	411	501	449	450	396	417	$2,109	$1,903	$1,796
Securities and Banking	475	308	184	193	213	212	528	(49)	311	252	193	78	446	1,160	904	834
Transaction Services	315	292	313	314	279	285	312	272	297	269	280	262	254	1,234	1,148	1,108
Total	$1,350	$1,154	$989	$1,010	$944	$976	$1,401	$634	$1,109	$970	$923	$736	$1,117	$4,503	$3,955	$3,738

(1)          Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)          Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012
Revenues
Net interest revenue	$2,627	$2,272	$1,875	$1,351	$1,043	$1,046	$783	$854	$709	$595	$680	$635	$753	8,125	$3,726	$2,619
Non-interest revenue	2,057	873	261	996	617	1,372	354	244	173	343	(4,359)	432	148	4,187	2,587	(3,411)
Total revenues, net of interest expense	4,684	3,145	2,136	2,347	1,660	2,418	1,137	1,098	882	938	(3,679)	1,067	901	12,312	6,313	(792)

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1) (2)	3,784	3,645	3,460	3,069	3,018	2,165	1,881	1,512	1,734	1,329	1,807	972	930	13,958	8,576	5,842
Credit Reserve Build / (Release) (1) (2) (3)	340	(601)	(1,034)	(1,199)	(1,558)	(575)	(532)	(612)	(550)	(250)	(797)	46	(347)	(2,494)	(3,277)	(1,551)
Provision for loan losses	4,124	3,044	2,426	1,870	1,460	1,590	1,349	900	1,184	1,079	1,010	1,018	583	11,464	5,299	4,291
Provision for Benefits & Claims	234	176	184	187	204	183	204	188	171	165	160	155	168	781	779	651
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	(8)	(3)	(51)	(26)	(19)	(16)	5	(4)	(82)	(41)	(56)
Total provisions for credit losses and for benefits and claims	4,332	3,175	2,636	2,020	1,685	1,765	1,550	1,037	1,329	1,225	1,154	1,178	747	12,163	6,037	4,886

Total operating expenses	1,973	1,883	1,680	1,808	1,441	1,653	1,510	1,853	1,217	1,235	1,187	1,604	1,502	7,344	6,457	5,243

Income (Loss) from Continuing Operations before Income Taxes	(1,621)	(1,913)	(2,180)	(1,481)	(1,466)	(1,000)	(1,923)	(1,792)	(1,664)	(1,522)	(6,020)	(1,715)	(1,348)	(7,195)	(6,181)	(10,921)
Provision (benefits) for income taxes	(867)	(669)	(790)	(471)	(517)	(397)	(709)	(487)	(647)	(613)	(2,467)	(666)	(559)	(2,797)	(2,110)	(4,393)

Income (Loss) from Continuing Operations	(754)	(1,244)	(1,390)	(1,010)	(949)	(603)	(1,214)	(1,305)	(1,017)	(909)	(3,553)	(1,049)	(789)	(4,398)	(4,071)	(6,528)

Noncontrolling Interests	11	8	80	108	61	50	7	1	2	1	—	—	5	207	119	3
Citi Holding’s Net Income (Loss)	$(765)	$(1,252)	$(1,470)	$(1,118)	$(1,010)	$(653)	$(1,221)	$(1,306)	$(1,019)	$(910)	$(3,553)	$(1,049)	$(794)	$(4,605)	$(4,190)	$(6,531)

Balance Sheet Data (in billions):

Total Average Assets	$470	$444	$407	$360	$305	$275	$260	$236	$223	$202	$184	$166	$153	$420	$269	$194

Total EOP Assets	$458	$420	$377	$313	$295	$265	$247	$225	$209	$191	$171	$156	$149	$313	$225	$156

Total EOP Loans	$298	$270	$219	$199	$180	$168	$155	$141	$134	$128	$122	$116	$108	$199	$141	$116

Total EOP Deposits	$80	$77	$78	$76	$74	$70	$68	$62	$63	$63	$67	$68	$66	$76	$62	$68

(1)         The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximate $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(2)         The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)         The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$(65)	$(71)	$(87)	$(55)	$(47)	$(44)	$(42)	$(49)	$(131)	$(122)	$(117)	$(103)	$(84)	$(278)	$(182)	$(473)
Non-Interest Revenue	405	211	78	190	184	91	97	92	83	209	(4,687)	167	67	884	464	(4,228)
Total Revenues, Net of Interest Expense (1)	340	140	(9)	135	137	47	55	43	(48)	87	(4,804)	64	(17)	606	282	(4,701)
Total Operating Expenses	273	267	231	216	174	230	145	179	157	126	85	95	105	987	728	463
Net Credit Losses	11	1	2	3	1	—	3	—	—	—	—	—	—	17	4	—
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	—	—	(1)	—	—	—	—	(18)	(3)	(1)
Provision for Benefits & Claims	9	9	9	11	8	9	11	20	—	—	—	—	—	38	48	—
Provision for Unfunded Lending Commitments	—	(6)	—	—	—	1	(1)	(1)	—	—	—	—	—	(6)	(1)	—
Provision for Loan Losses and for Benefits and Claims	13	1	7	10	8	8	13	19	(1)	—	—	—	—	31	48	(1)
Income (loss) from Continuing Operations before Taxes	54	(128)	(247)	(91)	(45)	(191)	(103)	(155)	(204)	(39)	(4,889)	(31)	(122)	(412)	(494)	(5,163)
Income Taxes (benefits)	(22)	(34)	(93)	(36)	(35)	(91)	(20)	(62)	(67)	(15)	(1,871)	(19)	(43)	(185)	(208)	(1,972)
Income (loss) from Continuing Operations	76	(94)	(154)	(55)	(10)	(100)	(83)	(93)	(137)	(24)	(3,018)	(12)	(79)	(227)	(286)	(3,191)
Noncontrolling Interests	(5)	7	6	3	2	1	7	(1)	1	1	1	—	5	11	9	3
Net Income (Loss)	$81	$(101)	$(160)	$(58)	$(12)	$(101)	$(90)	$(92)	$(138)	$(25)	$(3,019)	$(12)	$(84)	$(238)	$(295)	$(3,194)

EOP Assets (in billions of dollars)	$31	$30	$29	$27	$27	$27	$27	$27	$26	$22	$9	$9	$9	$27	27	$9

EOP Deposits (in billions of dollars)	$59	$57	$57	$58	$58	$55	$54	$55	$55	$55	$58	$59	$57	$58	55	$59

(1)          Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).  Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$2,262	$1,978	$1,728	$1,173	$1,020	$1,214	$1,049	$987	$929	$782	$840	$784	$840	$7,141	$4,270	$3,335
Non-Interest Revenue	532	444	92	602	499	131	249	291	395	150	264	221	216	1,670	1,170	1,030
Total Revenues, Net of Interest Expense	2,794	2,422	1,820	1,775	1,519	1,345	1,298	1,278	1,324	932	1,104	1,005	1,056	8,811	5,440	4,365
Total Operating Expenses	1,565	1,487	1,328	1,406	1,185	1,328	1,304	1,619	997	1,043	983	1,431	825	5,786	5,436	4,454
Net Credit Losses (1) (2)	3,481	3,182	2,769	2,496	2,347	1,946	1,676	1,535	1,752	1,289	1,824	1,005	920	11,928	7,504	5,870
Credit Reserve Build / (Release) (1) (2) (3)	386	(222)	(420)	(509)	(556)	(182)	(255)	(426)	(520)	(186)	(760)	56	(325)	(765)	(1,419)	(1,410)
Provision for Benefits & Claims	225	167	175	176	196	174	193	168	171	165	160	155	168	743	731	651
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	4,092	3,127	2,524	2,163	1,987	1,938	1,614	1,277	1,403	1,268	1,224	1,216	763	11,906	6,816	5,111
Income (loss) from Continuing Operations before Taxes	(2,863)	(2,192)	(2,032)	(1,794)	(1,653)	(1,921)	(1,620)	(1,618)	(1,076)	(1,379)	(1,103)	(1,642)	(532)	(8,881)	(6,812)	(5,200)
Income Taxes (benefits)	(1,148)	(919)	(872)	(584)	(645)	(733)	(609)	(416)	(443)	(560)	(411)	(598)	(239)	(3,523)	(2,403)	(2,012)
Income (loss) from Continuing Operations	(1,715)	(1,273)	(1,160)	(1,210)	(1,008)	(1,188)	(1,011)	(1,202)	(633)	(819)	(692)	(1,044)	(293)	(5,358)	(4,409)	(3,188)
Noncontrolling Interests	—	7	—	1	—	—	—	2	1	—	(1)	—	—	8	2	—
Net Income (Loss)	$(1,715)	$(1,280)	$(1,160)	$(1,211)	$(1,008)	$(1,188)	$(1,011)	$(1,204)	$(634)	$(819)	$(691)	$(1,044)	$(293)	$(5,366)	$(4,411)	$(3,188)
Average Assets (in billions of dollars)	$309	$290	$274	$247	$203	$191	$184	$166	$157	$143	$136	$131	$124	$280	$186	$142
EOP Assets (in billions of dollars)	$301	$278	$253	$206	$195	$185	$175	$157	$147	$137	$134	$126	$122	$206	$157	$126

Net Credit Losses as a % of Average Loans	5.20%	4.94%	5.33%	5.25%	5.43%	4.72%	4.29%	4.24%	5.31%	4.09%	5.96%	3.45%	3.37%	5.16%	4.69%	4.72%

Revenue by Business
International	$318	$434	$490	$214	$89	$373	$198	$252	$361	$160	$147	$111	$105	$1,456	$912	$779
North America	2,476	1,988	1,330	1,561	1,430	972	1,100	1,026	963	772	957	894	951	7,355	4,528	3,586
Total Revenues	$2,794	$2,422	$1,820	$1,775	$1,519	$1,345	$1,298	$1,278	$1,324	$932	$1,104	$1,005	$1,056	$8,811	$5,440	$4,365

Net Credit Losses by Business
International	$612	$495	$444	$376	$341	$286	$237	$193	$171	$154	$121	$90	$85	$1,927	$1,057	$536
North America	2,869	2,687	2,325	2,120	2,006	1,660	1,439	1,342	1,581	1,135	1,703	915	835	10,001	6,447	5,334
Total Net Credit Losses	$3,481	$3,182	$2,769	$2,496	$2,347	$1,946	$1,676	$1,535	$1,752	$1,289	$1,824	$1,005	$920	$11,928	$7,504	$5,870

Income (Loss) from Continuing Operations by Business
International	$(555)	$(181)	$(112)	$(281)	$(339)	$(137)	$(157)	$(232)	$76	$(94)	$(99)	$(150)	$(100)	$(1,129)	$(865)	$(267)
North America	(1,160)	(1,092)	(1,048)	(929)	(669)	(1,051)	(854)	(970)	(709)	(725)	(593)	(894)	(193)	(4,229)	(3,544)	(2,921)
Total Income (Loss) from Continuing Operations	$(1,715)	$(1,273)	$(1,160)	$(1,210)	$(1,008)	$(1,188)	$(1,011)	$(1,202)	$(633)	$(819)	$(692)	$(1,044)	$(293)	$(5,358)	$(4,409)	$(3,188)

(1)          The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximate $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(2)          The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)          The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

International Key Indicators

Branches (actual)	534	532	532	501	498	498	408	395	394	357	357	90	90

Average Loans (in billions) (1)	$30.0	$26.1	$25.0	$23.6	$18.9	$17.9	$15.9	$14.4	$10.7	$9.6	$9.0	$8.2	$7.3

EOP Loans (1):
Real Estate Lending	$7.5	$7.0	$7.0	$6.6	$6.5	$5.5	$5.3	$5.0	$4.9	$4.5	$4.5	$4.2	$3.7
Cards	6.8	6.2	6.5	6.2	3.5	3.6	3.3	2.7	2.7	2.6	2.6	2.5	2.3
Commercial Markets	1.2	1.2	1.2	1.2	1.1	1.0	0.7	0.5	0.6	0.5	0.4	0.1	0.1
Personal and Other	12.2	10.2	10.0	7.9	5.0	6.4	5.5	2.6	2.0	1.7	1.3	0.8	0.5
EOP Loans (in billions of dollars)	$27.7	$24.6	$24.7	$21.9	$16.1	$16.5	$14.8	$10.8	$10.2	$9.3	$8.8	$7.6	$6.6
Net Interest Revenue	$465	$391	$395	$135	$5	$277	$175	$248	$262	$121	$138	$94	$83
As a % of Average Loans	6.29%	6.01%	6.27%	2.27%	0.11%	6.21%	4.37%	6.83%	9.85%	5.07%	6.10%	4.56%	4.61%
Net Credit Losses	$612	$495	$444	$376	$341	$286	$237	$193	$171	$154	$121	$90	$85
As a % of Average Loans	8.27%	7.61%	7.05%	6.32%	7.32%	6.41%	5.91%	5.32%	6.43%	6.45%	5.35%	4.37%	4.72%
Loans 90+ Days Past Due	$952	$724	$713	$657	$572	$530	$480	$422	$428	$363	$366	$345	$269
As a % of EOP Loans	3.44%	2.94%	2.89%	3.00%	3.55%	3.21%	3.24%	3.91%	4.20%	3.90%	4.16%	4.54%	4.08%
Loans 30-89 Days Past Due	$1,060	$938	$978	$848	$814	$726	$677	$499	$519	$453	$436	$393	$286
As a % of EOP Loans	3.83%	3.81%	3.96%	3.87%	5.06%	4.40%	4.57%	4.62%	5.09%	4.87%	4.95%	5.17%	4.33%

North America Key Indicators (1)

Branches (actual)	2,250	2,218	1,841	1,837	1,835	1,816	1,794	1,729	1,720	1,592	1,582	1,564	1,501

Average Loans (in billions of dollars)	$241.7	$232.3	$181.2	$165.1	$156.5	$147.6	$139.0	$129.4	$122.1	$117.1	$112.7	$107.7	$103.4

EOP Loans (in billions of dollars)	$237.1	$218.8	$171.1	$159.6	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3
Net Interest Revenue	$1,797	$1,587	$1,333	$1,038	$1,015	$937	$874	$739	$667	$661	$702	$690	$757
As a % of Average Loans	3.02%	2.74%	2.92%	2.49%	2.63%	2.55%	2.49%	2.27%	2.20%	2.27%	2.48%	2.55%	2.97%
Net Credit Losses	$2,869	$2,687	$2,325	$2,120	$2,006	$1,660	$1,439	$1,342	$1,581	$1,135	$1,703	$915	$835
As a % of Average Loans	4.81%	4.64%	5.09%	5.09%	5.20%	4.51%	4.11%	4.11%	5.21%	3.90%	6.01%	3.38%	3.28%
Loans 90+ Days Past Due (2) (3)	$13,918	$12,006	$9,591	$8,137	$6,763	$5,518	$5,311	$5,427	$5,220	$4,991	$4,608	$4,266	$3,409
As a % of EOP Loans	6.18%	5.81%	6.02%	5.44%	4.81%	4.18%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.78%
Loans 30-89 Days Past Due (2) (3)	$9,281	$8,537	$7,756	$7,087	$5,469	$5,335	$5,322	$4,649	$4,079	$4,161	$4,317	$3,835	$3,121
As a % of EOP Loans	4.12%	4.13%	4.87%	4.74%	3.89%	4.04%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         See Footnote 1 on page 30.

(3)         See Footnote 2 on page 30.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$97.9	$94.5	$88.0	$82.9	$78.9	$75.2	$71.9	$68.8	$66.6	$64.2	$62.0	$59.2	$56.8
Home Equity	53.1	51.1	49.4	46.8	45.3	43.4	42.1	40.8	39.5	37.9	36.6	34.9	33.5
Average Loans (in billions of dollars)	$151.0	$145.6	$137.4	$129.7	$124.2	$118.6	$114.0	$109.6	$106.1	$102.1	$98.6	$94.1	$90.3

Residential First	$96.1	$90.0	$85.0	$80.1	$76.0	$73.2	$69.6	$67.5	$65.0	$62.6	$59.9	$57.7	$53.5
Home Equity	52.0	50.1	47.9	45.9	44.4	42.8	41.3	40.0	38.6	37.2	35.4	34.1	32.6
EOP Loans (in billions of dollars)	$148.1	$140.1	$132.9	$126.0	$120.4	$116.0	$110.9	$107.5	$103.6	$99.8	$95.3	$91.8	$86.1

Third Party Mortgage Serv Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	$207.2	$195.1	$182.3	$168.4	$155.1	$142.9	$128.8
Net Servicing & Gain/(Loss) on Sale	$69.5	$180.7	$80.8	$172.2	$53.4	$(20.3)	$86.4	$118.1	$77.3	$(124.2)	$81.3	$77.6	$78.8
Net Interest Revenue on Loans	$571	$458	$438	$409	$437	$373	$312	$258	$269	$280	$305	$283	$320
As a % of Avg. Loans	1.53%	1.26%	1.26%	1.25%	1.43%	1.26%	1.09%	0.93%	1.02%	1.10%	1.23%	1.20%	1.44%

Residential First	$752	$691	$588	$499	$554	$461	$437	$412	$745	$426	$622	$367	$318
Home Equity	951	857	795	771	713	627	542	533	561	448	863	355	312
Net Credit Losses	$1,703	$1,548	$1,383	$1,270	$1,267	$1,088	$979	$945	$1,306	$874	$1,485	$722	$630
As a % of Avg. Loans	4.57%	4.26%	3.99%	3.88%	4.14%	3.68%	3.41%	3.42%	4.95%	3.44%	5.99%	3.05%	2.83%

Residential First	$9,513	$7,891	$6,841	$5,492	$4,448	$3,824	$3,694	$3,931	$3,878	$3,774	$3,439	$3,114	$2,436
Home Equity	1,391	1,365	1,340	1,308	1,180	1,034	1,011	1,004	903	863	833	822	722
Loans 90+ Days Past Due (1) (2)	$10,904	$9,256	$8,181	$6,800	$5,628	$4,858	$4,705	$4,935	$4,781	$4,637	$4,272	$3,936	$3,158
As a % of EOP Loans	8.01%	7.23%	6.76%	5.87%	5.09%	4.57%	4.64%	5.02%	5.05%	5.08%	4.92%	4.71%	4.05%

Residential First	$4,903	$4,536	$4,521	$4,183	$3,295	$3,444	$3,490	$3,387	$3,024	$3,134	$3,326	$2,911	$2,411
Home Equity	1,411	1,233	1,248	1,190	968	897	906	861	744	725	689	630	517
Loans 30-89 Days Past Due (1) (2)	$6,314	$5,769	$5,769	$5,373	$4,263	$4,341	$4,396	$4,248	$3,768	$3,859	$4,015	$3,541	$2,928
As a % of EOP Loans	4.64%	4.50%	4.77%	4.64%	3.85%	4.08%	4.33%	4.32%	3.98%	4.23%	4.62%	4.24%	3.76%

Personal Loans
Average Loans (in billions of dollars)	$14.4	$13.5	$12.9	$12.6	$12.1	$11.6	$11.3	$11.0	$10.7	$10.3	$10.2	$10.0	$9.7
EOP Loans (in billions of dollars)	$14.0	$13.2	$12.8	$12.4	$11.7	$11.5	$11.1	$10.9	$10.4	$10.2	$10.1	$10.0	$9.0
Net Interest Revenue on Loans	$603	$555	$538	$536	$509	$519	$522	$517	$499	$488	$499	$500	$511
As a % of Avg. Loans	16.98%	16.49%	16.55%	16.88%	17.06%	17.95%	18.33%	18.65%	18.76%	19.06%	19.46%	19.89%	21.36%
Net Credit Losses	$379	$425	$360	$348	$383	$314	$246	$236	$226	$208	$183	$172	$186
As a % of Avg. Loans	10.67%	12.63%	11.07%	10.96%	12.84%	10.86%	8.64%	8.51%	8.50%	8.12%	7.14%	6.84%	7.78%
Loans 90+ Days Past Due	$512	$428	$475	$536	$440	$349	$351	$354	$320	$266	$283	$290	$218
As a % of EOP Loans	3.66%	3.24%	3.71%	4.32%	3.76%	3.03%	3.16%	3.25%	3.08%	2.61%	2.80%	2.90%	2.42%
Loans 30-89 Days Past Due	$325	$342	$403	$334	$243	$251	$247	$239	$179	$200	$206	$204	$125
As a % of EOP Loans	2.32%	2.59%	3.15%	2.69%	2.08%	2.18%	2.23%	2.19%	1.72%	1.96%	2.04%	2.04%	1.39%

(1)  The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.4 billion and ($7.7 billion), $4.3 billion and ($7.4 billion), $4.1 billion and ($7.2 billion), $4.0 billion and ($7.1 billion)  and $3.7 billion and ($7.0 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.3 billion and ($7.7 billion), $1.3 billion and ($7.4 billion), $1.3 billion and ($7.2 billion), $1.2 billion and ($7.1 billion) and $1.2 billion and ($7.0 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

(2)  The March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Net Interest Revenue	$430	$365	$234	$233	$70	$(124)	$(224)	$(84)	$(89)	$(65)	$(43)	$(46)	$(3)	$1,262	$(362)	$(243)
Non-Interest Revenue	1,120	218	91	204	(66)	1,150	8	(139)	(305)	(16)	64	44	(135)	1,633	953	(213)
Total Revenues, Net of Interest Expense	1,550	583	325	437	4	1,026	(216)	(223)	(394)	(81)	21	(2)	(138)	2,895	591	(456)
Total Operating Expenses	135	129	121	186	82	95	61	55	63	66	119	78	572	571	293	326
Net Credit Losses	292	462	689	570	670	219	202	(23)	(18)	40	(17)	(33)	10	2,013	1,068	(28)
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	(186)	(29)	(64)	(37)	(10)	(22)	(1,711)	(1,855)	(140)
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(26)	(39)	26	(37)	21	(9)	(2)	(50)	(26)	(19)	(16)	5	(4)	(76)	(40)	(56)
Provision for Loan Losses and for Benefits and Claims	227	47	105	(153)	(310)	(181)	(77)	(259)	(73)	(43)	(70)	(38)	(16)	226	(827)	(224)
Income from Continuing Operations before Taxes	1,188	407	99	404	232	1,112	(200)	(19)	(384)	(104)	(28)	(42)	(694)	2,098	1,125	(558)
Income Taxes	303	284	175	149	163	427	(80)	(9)	(137)	(38)	(185)	(49)	(277)	911	501	(409)
Income from Continuing Operations	885	123	(76)	255	69	685	(120)	(10)	(247)	(66)	157	7	(417)	1,187	624	(149)
Noncontrolling Interests	16	(6)	74	104	59	49	—	—	—	—	—	—	—	188	108	—
Net Income (Loss)	$869	$129	$(150)	$151	$10	$636	$(120)	$(10)	$(247)	$(66)	$157	$7	$(417)	$999	$516	$(149)

EOP Assets (in billions of dollars)	$126	$112	$95	$80	$73	$53	$45	$41	$36	$32	$28	$21	$18	$80	41	$21

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2012	2012	2013	2012	2012	2013	2012		2012		2013

Assets:
Deposits with Banks	$160,666	$149,598	$123,784	$365	$273	$256	0.91%		0.73%		0.84%
Fed Funds Sold and Resale Agreements (6)	281,888	268,023	272,188	943	748	688	1.35%		1.11%		1.03%
Trading Account Assets (7)	246,997	256,907	265,175	1,738	1,834	1,666	2.83%		2.84%		2.55%
Investments	299,757	302,792	308,190	2,000	1,960	1,890	2.68%		2.58%		2.49%
Total Loans (net of Unearned Income) (8)	643,332	646,369	643,063	12,244	11,733	11,428	7.65%		7.22%		7.21%
Other Interest-Earning Assets	43,229	39,124	42,229	138	166	159	1.28%		1.69%		1.53%
Total Average Interest-Earning Assets	$1,675,869	$1,662,813	$1,654,629	$17,428	$16,714	$16,087	4.18%		4.00%		3.94%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$694,838	$732,222	$735,211	$1,638	$1,527	$1,377	0.95%		0.83%		0.76%
Deposit Insurance and FDIC Assessment	—	—	—	372	303	299
Total Deposits	694,838	732,222	735,211	2,010	1,830	1,676	1.16%		0.99%		0.92%
Fed Funds Purchased and Repurchase Agreements (6)	219,332	229,608	233,292	695	656	609	1.27%		1.14%		1.06%
Trading Account Liabilities (7)	76,526	67,623	71,793	53	39	42	0.28%		0.23%		0.24%
Short-Term Borrowings	115,765	104,969	108,705	208	163	163	0.72%		0.62%		0.61%
Long-Term Debt (9)	311,139	235,024	215,739	2,612	1,977	1,840	3.38%		3.35%		3.46%
Total Average Interest-Bearing Liabilities	$1,417,600	$1,369,446	$1,364,740	$5,578	$4,665	$4,330	1.58%		1.36%		1.29%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,417,600	$1,369,446	$1,364,740	$5,206	$4,362	$4,031	1.48%		1.27%		1.20%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,850	$12,049	$11,757	2.84%		2.88%		2.88%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,222	$12,352	$12,056	2.93%		2.96%		2.95%

1Q13 Increase (Decrease) From							4	bps	—	bps

1Q13 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							2	bps	(1	)bps

(1)  Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $134 million for the first quarter of 2012, $133 million for the fourth quarter of 2012 and $127 million for the first quarter of 2013.

(2)  Citigroup average balances and interest rates include both domestic and international operations.

(3)  Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)  Average rate % is calculated as annualized interest over average volumes.

(5)  Not Used

(6)  Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)  Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)  Nonperforming loans are included in the average loan balances.

(9)  Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Citicorp Deposits by Business

Global Consumer Banking
North America	$147.1	$145.4	$144.7	$145.5	$145.8	$144.4	$147.8	$149.2	$153.5	$153.2	$156.9	$165.2	$166.8
EMEA	14.5	13.4	13.7	12.6	12.7	12.8	12.1	12.1	12.8	12.6	12.9	13.2	13.1
Latin America	40.4	40.8	41.5	45.8	48.5	48.4	43.2	44.3	46.1	45.8	47.3	48.6	49.1
Asia	98.3	97.1	105.4	107.4	109.7	112.7	109.3	109.7	110.7	112.5	113.1	110.0	106.8
Total	$300.3	$296.7	$305.3	$311.3	$316.7	$318.3	$312.4	$315.3	$323.1	$324.1	$330.2	$337.0	$335.8

ICG
Securities and Banking	$120.6	$112.4	$115.6	$111.4	$115.0	$113.7	$104.3	$110.9	$122.9	$121.5	$119.4	$114.4	$111.9
Transaction Services	314.7	315.1	342.0	340.4	355.6	359.0	362.6	373.1	393.3	399.3	425.5	408.7	411.6
Total	$435.3	$427.5	$457.6	$451.8	$470.6	$472.7	$466.9	$484.0	$516.2	$520.8	$544.9	$523.1	$523.5

Corporate/Other	$12.0	$12.5	$9.4	$5.7	$4.7	$4.9	$4.0	$5.0	$3.5	$6.7	$2.7	$2.5	$8.8

Total Citicorp	$747.6	$736.7	$772.3	$768.8	$792.0	$795.9	$783.3	$804.3	$842.8	$851.6	$877.8	$862.6	$868.1

Citi Holdings Deposits
Brokerage and Asset Management	$58.9	$57.1	$56.9	$57.8	$57.6	$55.2	$53.7	$54.6	$55.0	$54.7	$58.1	$59.3	$57.4
Local Consumer Lending	21.4	20.2	20.9	18.4	16.3	15.2	14.3	7.0	8.2	8.0	8.7	8.7	8.3
Total Citi Holdings	$80.3	$77.3	$77.8	$76.2	$73.9	$70.4	$68.0	$61.6	$63.2	$62.7	$66.8	$68.0	$65.7

Total Citigroup Deposits - EOP	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8

Total Citigroup Deposits - Average	$825.2	$819.3	$837.0	$848.9	$853.0	$868.1	$860.5	$857.0	$869.1	$893.4	$921.2	$928.9	$920.4

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8
Impact of FX Translation (1)	(2.6)	11.4	(10.1)	(11.1)	(20.8)	(25.7)	(1.8)	1.9	(8.9)	2.0	(7.1)	(6.8)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$825.3	$825.4	$840.0	$833.9	$845.1	$840.6	$849.5	$867.8	$897.1	$916.3	$937.5	$923.8	$933.8

(1)    Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(2)    Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Citicorp:
Global Consumer Banking

North America
Credit Cards	$121.9	$120.2	$118.7	$121.0	$111.9	$113.3	$113.0	$117.1	$109.4	$109.3	$108.8	$111.5	$104.6
Retail Banking	31.5	30.2	29.4	30.7	33.0	34.5	36.5	38.9	40.6	40.9	41.5	42.7	43.1
Total	$153.4	$150.4	$148.1	$151.7	$144.9	$147.8	$149.5	$156.0	$150.0	$150.2	$150.3	$154.2	$147.7

EMEA
Credit Cards	$2.9	$2.6	$2.9	$2.8	$2.9	$3.0	$2.7	$2.7	$2.9	$2.8	$2.9	$2.9	$2.8
Retail Banking	4.6	4.0	4.4	4.2	4.5	4.7	4.3	4.2	4.5	4.6	4.9	5.1	5.2
Total	$7.5	$6.6	$7.3	$7.0	$7.4	$7.7	$7.0	$6.9	$7.4	$7.4	$7.8	$8.0	$8.0

Latin America
Credit Cards	$11.9	$12.0	$12.6	$13.4	$13.5	$14.2	$12.9	$13.7	$14.3	$13.7	$14.2	$14.8	$14.9
Retail Banking	17.8	18.0	19.1	19.8	21.6	23.2	21.6	23.6	26.1	25.9	27.5	28.3	30.3
Total	$29.7	$30.0	$31.7	$33.2	$35.1	$37.4	$34.5	$37.3	$40.4	$39.6	$41.7	$43.1	$45.2

Asia
Credit Cards	$17.1	$17.0	$18.3	$19.7	$19.2	$20.0	$18.9	$19.9	$19.6	$19.6	$20.0	$20.4	$19.4
Retail Banking	54.9	54.9	58.9	61.4	64.4	67.1	65.5	67.3	68.8	67.6	69.3	69.7	69.4
Total	$72.0	$71.9	$77.2	$81.1	$83.6	$87.1	$84.4	$87.2	$88.4	$87.2	$89.3	$90.1	$88.8

Total Consumer Loans
Credit Cards	$153.8	$151.8	$152.5	$156.9	$147.5	$150.5	$147.5	$153.4	$146.2	$145.4	$145.9	$149.6	$141.7
Retail Banking	108.8	107.1	111.8	116.1	123.5	129.5	127.9	134.0	140.0	139.0	143.2	145.8	148.0
Total Consumer	$262.6	$258.9	$264.3	$273.0	$271.0	$280.0	$275.4	$287.4	$286.2	$284.4	$289.1	$295.4	$289.7

Total Corporate Loans
Securities and Banking	$130.3	$127.9	$130.4	$133.1	$138.9	$146.6	$149.5	$158.9	$159.6	$166.6	$172.0	$168.7	$171.8
Transaction Services	30.6	35.3	40.8	44.1	47.2	52.9	57.8	60.3	68.4	76.1	75.5	75.6	77.2
Total Corporate Loans	$160.9	$163.2	$171.2	$177.2	$186.1	$199.5	$207.3	$219.2	$228.0	$242.7	$247.5	$244.3	$249.0

Total Citicorp	$423.5	$422.1	$435.5	$450.2	$457.1	$479.5	$482.7	$506.6	$514.2	$527.1	$536.6	$539.7	$538.7

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$423.5	$422.1	$435.5	$450.2	$457.1	$479.5	$482.7	$506.6	$514.2	$527.1	$536.6	$539.7	$538.7
Impact of FX Translation (1)	0.5	6.3	(2.0)	(4.0)	(8.0)	(11.7)	2.4	3.0	(2.3)	3.3	(1.8)	(1.7)	—
Total Citicorp EOP Loans - Ex-FX (2)	$424.0	$428.4	$433.5	$446.2	$449.1	$467.8	$485.1	$509.6	$511.9	$530.4	$534.8	$538.0	$538.7

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	148.1	140.1	132.9	126.0	120.4	116.0	110.9	107.5	103.6	99.8	95.3	91.8	86.1
All Other	75.0	65.5	25.4	21.2	18.2	14.3	10.6	5.5	4.9	4.6	3.7	3.3	3.2
Personal	14.0	13.2	12.8	12.4	11.7	11.5	11.1	10.9	10.4	10.2	10.1	10.0	9.0
Total	$237.1	$218.8	$171.1	$159.6	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3

Local Consumer Lending - International
Credit Cards	$6.8	$6.2	$6.5	$6.2	$3.5	$3.6	$3.3	$2.7	$2.7	$2.6	$2.6	$2.5	$2.3
Retail Banking	20.9	18.4	18.2	15.7	12.6	12.9	11.5	8.1	7.5	6.7	6.2	5.1	4.3
Total	$27.7	$24.6	$24.7	$21.9	$16.1	$16.5	$14.8	$10.8	$10.2	$9.3	$8.8	$7.6	$6.6

Citi Holdings - Other (Primarily SAP)	33.5	26.7	23.0	17.1	13.6	9.7	7.1	5.9	4.7	4.0	3.9	3.1	2.8

Total Citi Holdings	$298.3	$270.1	$218.8	$198.6	$180.0	$168.0	$154.5	$140.6	$133.8	$127.9	$121.8	$115.8	$107.7
Total Citigroup	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4

Consumer Loans	$529.0	$502.9	$460.6	$455.2	$438.4	$439.9	$424.2	$423.3	$416.1	$409.1	$407.7	$408.7	$395.2
Corporate Loans	192.8	189.2	193.7	193.6	198.7	207.6	213.0	223.9	231.9	245.9	250.7	246.8	251.2
Total Citigroup	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4
Impact of FX Translation (1)	(0.4)	7.0	(3.8)	(5.6)	(10.0)	(13.9)	1.7	2.7	(3.1)	3.0	(2.5)	(2.2)	—
Total Citigroup EOP Loans - Ex-FX (2)	$721.4	$699.1	$650.5	$643.2	$627.1	$633.6	$638.9	$649.9	$644.9	$658.0	$655.9	$653.3	$646.4

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the first quarter of 2013 exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

									Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013
Citicorp (2)
Total	$5,856	$5,292	$4,883	$4,454	$4,086	$3,705	$3,416	$3,406	$3,342	$3,090	$3,024	$3,081	$2,941
Ratio	2.24%	2.05%	1.86%	1.64%	1.52%	1.33%	1.25%	1.19%	1.17%	1.09%	1.05%	1.05%	1.02%

Retail Bank (2)
Total	$817	$815	$843	$761	$801	$812	$794	$769	$843	$869	$882	$879	$863
Ratio	0.75%	0.76%	0.76%	0.66%	0.65%	0.63%	0.63%	0.58%	0.61%	0.63%	0.62%	0.61%	0.59%
North America (2)	$139	$190	$221	$228	$241	$211	$232	$235	$260	$294	$291	$280	$282
Ratio	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%	0.66%	0.74%	0.72%	0.68%	0.68%
EMEA	$108	$109	$106	$84	$77	$76	$65	$59	$62	$49	$50	$48	$43
Ratio	2.35%	2.73%	2.41%	2.00%	1.71%	1.62%	1.51%	1.40%	1.38%	1.07%	1.02%	0.94%	0.83%
Latin America	$324	$308	$290	$224	$249	$259	$273	$253	$276	$285	$322	$323	$309
Ratio	1.82%	1.71%	1.52%	1.13%	1.15%	1.12%	1.26%	1.07%	1.06%	1.10%	1.17%	1.14%	1.02%
Asia	$246	$208	$226	$225	$234	$266	$224	$222	$245	$241	$219	$228	$229
Ratio	0.45%	0.38%	0.38%	0.37%	0.36%	0.40%	0.34%	0.33%	0.36%	0.36%	0.32%	0.33%	0.33%

Cards
Total	$5,039	$4,477	$4,040	$3,693	$3,285	$2,893	$2,622	$2,637	$2,499	$2,221	$2,142	$2,202	$2,078
Ratio	3.28%	2.95%	2.65%	2.35%	2.23%	1.92%	1.78%	1.72%	1.71%	1.53%	1.47%	1.47%	1.47%
North America - Citi-Branded	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732
Ratio	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%
North America - Retail Services	$1,883	$1,549	$1,450	$1,352	$1,110	$913	$902	$951	$845	$721	$716	$721	$651
Ratio	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%
EMEA	$78	$72	$69	$58	$60	$54	$47	$44	$43	$43	$45	$48	$45
Ratio	2.69%	2.77%	2.38%	2.07%	2.07%	1.80%	1.74%	1.63%	1.48%	1.54%	1.55%	1.66%	1.61%
Latin America	$509	$481	$472	$446	$445	$462	$396	$412	$405	$405	$401	$413	$418
Ratio	4.28%	4.01%	3.75%	3.33%	3.30%	3.25%	3.07%	3.01%	2.83%	2.96%	2.82%	2.79%	2.81%
Asia	$265	$245	$242	$240	$235	$250	$214	$214	$224	$222	$220	$234	$232
Ratio	1.55%	1.44%	1.32%	1.22%	1.22%	1.25%	1.13%	1.08%	1.14%	1.13%	1.10%	1.15%	1.20%

Citi Holdings - Local Consumer Lending (2) (3)	$14,870	$12,730	$10,304	$8,794	$7,335	$6,048	$5,791	$5,849	$5,648	$5,354	$4,974	$4,611	$3,678
Ratio	5.88%	5.50%	5.60%	5.13%	4.68%	4.07%	4.20%	4.66%	4.70%	4.64%	4.54%	4.42%	3.80%
International	$952	$724	$713	$657	$572	$530	$480	$422	$428	$363	$366	$345	$269
Ratio	3.44%	2.94%	2.89%	3.00%	3.55%	3.21%	3.24%	3.91%	4.20%	3.90%	4.16%	4.54%	4.08%
North America (2) (3)	$13,918	$12,006	$9,591	$8,137	$6,763	$5,518	$5,311	$5,427	$5,220	$4,991	$4,608	$4,266	$3,409
Ratio	6.18%	5.81%	6.02%	5.44%	4.81%	4.18%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.78%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$20,726	$18,022	$15,187	$13,248	$11,421	$9,753	$9,207	$9,255	$8,990	$8,444	$7,998	$7,692	$6,619
Ratio	4.03%	3.68%	3.40%	3.00%	2.68%	2.28%	2.23%	2.25%	2.22%	2.12%	2.01%	1.93%	1.72%

(1)          The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 90+ Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S.agencies. See North America Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)          The March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

									Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Citicorp (2)
Total	$6,251	$5,593	$5,437	$5,014	$4,645	$4,293	$4,049	$4,075	$3,726	$3,449	$3,539	$3,509	$3,389
Ratio	2.38%	2.16%	2.06%	1.84%	1.72%	1.54%	1.48%	1.42%	1.31%	1.22%	1.23%	1.19%	1.18%

Retail Bank (2)
Total	$1,311	$1,201	$1,277	$1,148	$1,143	$1,088	$977	$1,040	$1,032	$1,049	$1,154	$1,112	$1,191
Ratio	1.20%	1.12%	1.15%	1.00%	0.93%	0.85%	0.77%	0.78%	0.74%	0.76%	0.81%	0.77%	0.81%
North America (2)	$238	$235	$243	$212	$185	$209	$218	$213	$183	$215	$230	$223	$226
Ratio	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%	0.47%	0.54%	0.57%	0.54%	0.54%
EMEA	$203	$158	$156	$136	$143	$132	$107	$94	$92	$78	$79	$77	$70
Ratio	4.41%	3.95%	3.55%	3.24%	3.18%	2.81%	2.49%	2.24%	2.04%	1.70%	1.61%	1.51%	1.35%
Latin America	$394	$335	$402	$267	$324	$301	$267	$289	$323	$316	$412	$353	$427
Ratio	2.21%	1.86%	2.10%	1.35%	1.50%	1.30%	1.24%	1.22%	1.24%	1.22%	1.50%	1.25%	1.41%
Asia	$476	$473	$476	$533	$491	$446	$385	$444	$434	$440	$433	$459	$468
Ratio	0.87%	0.86%	0.81%	0.87%	0.76%	0.66%	0.59%	0.66%	0.63%	0.65%	0.62%	0.66%	0.67%

Cards
Total	$4,940	$4,392	$4,160	$3,866	$3,502	$3,205	$3,072	$3,035	$2,694	$2,400	$2,385	$2,397	$2,198
Ratio	3.21%	2.89%	2.73%	2.46%	2.37%	2.13%	2.08%	1.98%	1.84%	1.65%	1.63%	1.60%	1.55%
North America - Citi-Branded	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679
Ratio	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%
North America - Retail Services	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685
Ratio	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%
EMEA	$114	$90	$86	$72	$78	$72	$63	$59	$65	$61	$68	$63	$60
Ratio	3.93%	3.46%	2.97%	2.57%	2.69%	2.40%	2.33%	2.19%	2.24%	2.18%	2.34%	2.17%	2.14%
Latin America	$478	$488	$442	$456	$454	$469	$398	$399	$426	$428	$416	$432	$449
Ratio	4.02%	4.07%	3.51%	3.40%	3.36%	3.30%	3.09%	2.91%	2.98%	3.12%	2.93%	2.92%	3.01%
Asia	$360	$321	$328	$340	$358	$351	$300	$321	$321	$315	$334	$342	$325
Ratio	2.11%	1.89%	1.79%	1.73%	1.86%	1.76%	1.59%	1.61%	1.64%	1.61%	1.67%	1.68%	1.68%

Citi Holdings - Local Consumer Lending (2) (3)	$10,341	$9,475	$8,734	$7,935	$6,283	$6,061	$5,999	$5,148	$4,598	$4,614	$4,753	$4,228	$3,407
Ratio	4.09%	4.09%	4.75%	4.63%	4.01%	4.08%	4.35%	4.10%	3.83%	4.00%	4.34%	4.05%	3.52%
International	$1,060	$938	$978	$848	$814	$726	$677	$499	$519	$453	$436	$393	$286
Ratio	3.83%	3.81%	3.96%	3.87%	5.06%	4.40%	4.57%	4.62%	5.09%	4.87%	4.95%	5.17%	4.33%
North America (2) (3)	$9,281	$8,537	$7,756	$7,087	$5,469	$5,335	$5,322	$4,649	$4,079	$4,161	$4,317	$3,835	$3,121
Ratio	4.12%	4.13%	4.87%	4.74%	3.89%	4.04%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$16,592	$15,068	$14,171	$12,949	$10,928	$10,354	$10,048	$9,223	$8,324	$8,063	$8,292	$7,737	$6,796
Ratio	3.22%	3.07%	3.17%	2.93%	2.56%	2.42%	2.44%	2.24%	2.06%	2.02%	2.09%	1.94%	1.76%

(1)          The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)          The March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$36,033	$40,655	$30,115

Gross Credit (Losses) (2)	(9,116)	(8,928)	(8,413)	(7,692)	(7,032)	(5,779)	(5,093)	(4,795)	(4,644)	(4,205)	(4,516)	(3,640)	(3,444)	(34,149)	(22,699)	(17,005)
Gross Recoveries	794	1,020	813	899	837	730	673	772	786	714	619	655	566	3,526	3,012	2,774
Net Credit (Losses) / Recoveries (NCLs)	(8,322)	(7,908)	(7,600)	(6,793)	(6,195)	(5,049)	(4,420)	(4,023)	(3,858)	(3,491)	(3,897)	(2,985)	(2,878)	(30,623)	(19,687)	(14,231)
NCLs (2) (3)	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985	2,878	30,623	19,687	14,231
Net Reserve Builds / (Releases) (3) (4)	(890)	(1,747)	(1,449)	(2,431)	(3,500)	(1,965)	(1,606)	(1,454)	(214)	(641)	(860)	(193)	(306)	(6,517)	(8,525)	(1,908)
Net Specific Reserve Builds / (Releases) (2) (3)	865	308	(522)	204	118	(15)	122	(51)	(935)	(375)	(601)	46	(358)	855	174	(1,865)
Provision for Loan Losses	8,297	6,469	5,629	4,566	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838	2,214	24,961	11,336	10,458
Other (5) (6) (7) (8) (9) (10)	12,738	(1,110)	(552)	(792)	(705)	(226)	(826)	(432)	54	(393)	(234)	(314)	(1,064)	10,284	(2,189)	(887)
Allowance for Loan Losses at End of Period (1) (a)	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$40,655	$30,115	$25,455

Allowance for Unfunded Lending Commitments (11) (a)	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097	$1,139	$1,136	$1,097	$1,104	$1,063	$1,119	$1,132	$1,066	$1,136	$1,119

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25	$(13)	$43	$(4)	$(38)	$7	$(41)	$56	$14	$(117)	$51	$(16)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459	$33,191	$31,251	$30,117	$28,715	$26,979	$26,574	$24,859	$41,721	$31,251	$26,574

Total Allowance for Loan Losses as a Percentage of Total Loans (12)	6.80%	6.72%	6.73%	6.31%	5.78%	5.35%	5.07%	4.69%	4.51%	4.25%	3.97%	3.92%	3.70%

Allowance for Loan Losses at End of Period (1):
Citicorp	$24,909	$23,805	$23,157	$22,366	$20,563	$19,225	$17,613	$16,699	$16,306	$15,387	$14,828	$14,623	$14,330
Citi Holdings	23,837	22,392	20,517	18,289	16,005	15,137	14,439	13,416	12,714	12,224	11,088	10,832	9,397
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727

(1)          Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)          The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximate $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(3)          The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(4)          The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)          Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)          The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)          The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $200 million related to foreign currency translation.

(8)          The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)          The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)    The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(11)    Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)    March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 exclude $4.7 billion, $5.1 billion, $5.4 billion, $5.3 billion and $5.0 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236	$25,963	$24,639	$23,099	$22,679	$28,347	$35,406	$27,236

Net Credit (Losses) / Recoveries (NCLs)	(7,958)	(7,436)	(6,678)	(6,127)	(5,346)	(4,699)	(4,148)	(3,880)	(3,941)	(3,337)	(3,780)	(2,950)	(2,833)	(28,199)	(18,073)	(14,008)
NCLs (2) (3)	7,958	7,436	6,678	6,127	5,346	4,699	4,148	3,880	3,941	3,337	3,780	2,950	2,833	28,199	18,073	14,008
Net Reserve Builds / (Releases) (3) (4)	(518)	(1,296)	(1,146)	(1,930)	(2,903)	(1,810)	(1,488)	(1,241)	(368)	(564)	(861)	(117)	(275)	(4,890)	(7,442)	(1,910)
Net Specific Reserve Builds / (Releases) (2) (3)	732	479	(221)	587	912	268	231	33	(931)	(384)	(426)	14	(400)	1,577	1,444	(1,727)
Provision for Loan Losses	8,172	6,619	5,311	4,784	3,355	3,157	2,891	2,672	2,642	2,389	2,493	2,847	2,158	24,886	12,075	10,371
Other (5) (6) (7) (8) (9) (10)	12,808	(1,023)	(598)	(815)	(729)	(229)	(792)	(422)	26	(376)	(253)	(317)	(1,056)	10,372	(2,172)	(920)
Allowance for Loan Losses at End of Period (1) (a)	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236	$25,963	$24,639	$23,099	$22,679	$20,948	$35,406	$27,236	$22,679

Consumer Allowance for Unfunded Lending Commitments (11) (a)	$6	$—	$—	$—	$—	$3	$4	$3	$2	$2	$1	$2	$15	$—	$3	$2

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—	$3	$2	$—	$—	$—	$(1)	$—	$15	$(9)	$5	$(1)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,375	$39,529	$37,564	$35,406	$32,686	$30,918	$28,870	$27,239	$25,965	$24,641	$23,100	$22,681	$20,963	$35,406	$27,239	$22,681

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (12)	7.86%	7.90%	8.20%	7.81%	7.48%	7.05%	6.83%	6.45%	6.26%	6.04%	5.68%	5.57%	5.32%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879	$3,057	$2,972	$2,817	$2,776	$7,686	$5,249	$2,879

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(666)	(849)	(350)	(272)	(143)	83	(154)	(117)	(35)	(45)	(2,424)	(1,614)	(223)
NCLs	364	472	922	666	849	350	272	143	(83)	154	117	35	45	2,424	1,614	223
Net Reserve Builds / (Releases)	(372)	(451)	(303)	(501)	(597)	(155)	(118)	(213)	154	(77)	1	(76)	(31)	(1,627)	(1,083)	2
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	(283)	(109)	(84)	(4)	9	(175)	32	42	(722)	(1,270)	(138)
Provision for Loan Losses	125	(150)	318	(218)	(542)	(88)	45	(154)	67	86	(57)	(9)	56	75	(739)	87
Other (5)	(70)	(87)	46	23	24	3	(34)	(10)	28	(17)	19	3	(8)	(88)	(17)	33
Allowance for Loan Losses at End of Period (1) (b)	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879	$3,057	$2,972	$2,817	$2,776	$2,779	$5,249	$2,879	$2,776

Corporate Allowance for Unfunded Lending Commitments (11) (b)	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094	$1,135	$1,133	$1,095	$1,102	$1,062	$1,117	$1,117	$1,066	$1,133	$1,117

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25	$(16)	$41	$(4)	$(38)	$7	$(40)	$56	$(1)	$(108)	$46	$(15)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,493	$7,722	$7,212	$6,315	$4,987	$4,541	$4,321	$4,012	$4,152	$4,074	$3,879	$3,893	$3,896	$6,315	$4,012	$3,893

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (13)	3.88%	3.57%	3.20%	2.75%	1.98%	1.69%	1.52%	1.31%	1.34%	1.23%	1.14%	1.14%	1.12%

Notes to these tables are on the following page (page 40).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 39).

(1)          Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)          See Footnote (2) on page 38.

(3)          See Footnote (3) on page 38.

(4)          The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)          Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)          The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)          The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios

(8)          The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $203 million related to foreign currency translation.

(9)          The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)    The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(11)    Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)    March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 exclude $1.3 billion, $1.3 billion, $1.3 billion, $1.2 billion and $1.2 billion, respectively, of Loans which are carried at fair value.

(13)    March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 exclude $3.4 billion, $3.8 billion, $4.1 billion, $4.1 billion and $3.8 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012

Citicorp
Net Credit Losses	$4,538	$4,263	$4,140	$3,724	$3,177	$2,884	$2,539	$2,511	$2,124	$2,162	$2,090	$2,013	$1,948	$16,665	$11,111	$8,389
Credit Reserve Build / (Release)	(365)	(838)	(937)	(1,028)	(1,824)	(1,405)	(952)	(893)	(599)	(766)	(664)	(193)	(317)	(3,168)	(5,074)	(2,222)
Global Consumer Banking
Net Credit Losses	4,436	4,221	3,849	3,586	2,966	2,734	2,451	2,338	2,181	2,039	1,948	1,939	1,909	16,092	10,489	8,107
Credit Reserve Build / (Release)	(192)	(606)	(910)	(836)	(1,429)	(1,349)	(983)	(754)	(756)	(753)	(515)	(152)	(340)	(2,544)	(4,515)	(2,176)
North America Regional Consumer Banking
Net Credit Losses	3,616	3,480	3,148	2,888	2,372	2,136	1,854	1,739	1,629	1,511	1,351	1,265	1,255	13,132	8,101	5,756
Credit Reserve Build / (Release)	2	(208)	(492)	(621)	(1,201)	(1,240)	(955)	(785)	(841)	(814)	(519)	(215)	(370)	(1,319)	(4,181)	(2,389)
Retail Banking
Net Credit Losses	75	80	90	96	88	79	65	70	62	62	72	51	55	341	302	247
Credit Reserve Build / (Release)	2	(9)	40	6	2	7	9	5	(2)	(5)	37	45	(9)	39	23	75
Citi-Branded Cards
Net Credit Losses	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	902	840	745	700	692	7,683	4,668	3,187
Credit Reserve Build / (Release)	—	—	1	(347)	(642)	(752)	(655)	(678)	(549)	(405)	(403)	(240)	(128)	(346)	(2,727)	(1,597)
Citi Retail Services
Net Credit Losses	1,457	1,352	1,178	1,121	932	826	690	683	665	609	534	514	508	5,108	3,131	2,322
Credit Reserve Build / (Release)	—	(199)	(533)	(280)	(561)	(495)	(309)	(112)	(290)	(404)	(153)	(20)	(233)	(1,012)	(1,477)	(867)
EMEA Regional Consumer Banking
Net Credit Losses	96	84	63	72	49	46	49	28	29	14	29	33	29	315	172	105
Credit Reserve Build / (Release)	(11)	(46)	(48)	(13)	(34)	(55)	(32)	3	(5)	(13)	2	11	(11)	(118)	(118)	(5)
Retail Banking
Net Credit Losses	46	45	32	43	23	23	29	12	12	7	12	15	9	166	87	46
Credit Reserve Build / (Release)	(7)	(21)	(18)	(7)	(12)	(29)	(20)	6	2	(9)	—	5	(10)	(53)	(55)	(2)
Citi-Branded Cards
Net Credit Losses	50	39	31	29	26	23	20	16	17	7	17	18	20	149	85	59
Credit Reserve Build / (Release)	(4)	(25)	(30)	(6)	(22)	(26)	(12)	(3)	(7)	(4)	2	6	(1)	(65)	(63)	(3)
Latin America Regional Consumer Banking
Net Credit Losses	447	403	392	390	333	327	312	361	333	315	351	406	419	1,632	1,333	1,405
Credit Reserve Build / (Release)	(145)	(240)	(276)	(159)	(159)	(35)	44	(3)	91	95	36	32	38	(820)	(153)	254
Retail Banking
Net Credit Losses	91	96	129	123	103	117	113	142	143	135	160	210	207	439	475	648
Credit Reserve Build / (Release)	(7)	(28)	(53)	3	(69)	23	76	16	87	75	37	27	9	(85)	46	226
Citi-Branded Cards
Net Credit Losses	356	307	263	267	230	210	199	219	190	180	191	196	212	1,193	858	757
Credit Reserve Build / (Release)	(138)	(212)	(223)	(162)	(90)	(58)	(32)	(19)	4	20	(1)	5	29	(735)	(199)	28
Asia Regional Consumer Banking
Net Credit Losses	277	254	246	236	212	225	236	210	190	199	217	235	206	1,013	883	841
Credit Reserve Build / (Release)	(38)	(112)	(94)	(43)	(35)	(19)	(40)	31	(1)	(21)	(34)	20	3	(287)	(63)	(36)
Retail Banking
Net Credit Losses	82	85	85	83	67	83	91	85	65	72	81	99	67	335	326	317
Credit Reserve Build / (Release)	(14)	(34)	(30)	(16)	(14)	(2)	(13)	26	12	4	(36)	(3)	—	(94)	(3)	(23)
Citi-Branded Cards
Net Credit Losses	195	169	161	153	145	142	145	125	125	127	136	136	139	678	557	524
Credit Reserve Build / (Release)	(24)	(78)	(64)	(27)	(21)	(17)	(27)	5	(13)	(25)	2	23	3	(193)	(60)	(13)

Institutional Clients Group (ICG)
Net Credit Losses	103	43	290	137	210	150	87	172	(58)	122	143	75	39	573	619	282
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	158	(13)	(149)	(41)	23	(626)	(556)	(45)
Securities and Banking
Net Credit Losses	102	42	289	134	203	151	70	178	(60)	97	56	75	35	567	602	168
Credit Reserve Build / (Release)	(158)	(199)	(11)	(194)	(394)	(83)	50	(145)	135	(64)	(103)	(47)	34	(562)	(572)	(79)
Transaction Services
Net Credit Losses	1	1	1	3	7	(1)	17	(6)	2	25	87	—	4	6	17	114
Credit Reserve Build / (Release)	(19)	(33)	(16)	4	—	27	(18)	7	23	51	(46)	6	(11)	(64)	16	34

Corporate / Other
Net Credit Losses	(1)	(1)	1	1	1	—	1	1	1	1	(1)	(1)	—	—	3	—
Credit Reserve Build / (Release)	4	—	—	(2)	(1)	—	(1)	(1)	(1)	—	—	—	—	2	(3)	(1)

Total Citicorp Provision for Loan Losses	$4,173	$3,425	$3,203	$2,696	$1,353	$1,479	$1,587	$1,618	$1,525	$1,396	$1,426	$1,820	$1,631	$13,497	$6,037	$6,167

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

														Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	Year	Year	Year
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2010	2011	2012
Citi Holdings
Net Credit Losses	$3,784	$3,645	$3,460	$3,069	$3,018	$2,165	$1,881	$1,512	$1,734	$1,329	$1,807	$972	$930	$13,958	$8,576	$5,842
Credit Reserve Build / (Release)	340	(601)	(1,034)	(1,199)	(1,558)	(575)	(532)	(612)	(550)	(250)	(797)	46	(347)	(2,494)	(3,277)	(1,551)
Brokerage and Asset Management
Net Credit Losses	11	1	2	3	1	—	3	—	—	—	—	—	—	17	4	—
Credit Reserve Build / (Release)	(7)	(3)	(4)	(4)	(1)	(2)	—	—	(1)	—	—	—	—	(18)	(3)	(1)
Local Consumer Lending
Net Credit Losses	3,481	3,182	2,769	2,496	2,347	1,946	1,676	1,535	1,752	1,289	1,824	1,005	920	11,928	7,504	5,870
Credit Reserve Build / (Release)	386	(222)	(420)	(509)	(556)	(182)	(255)	(426)	(520)	(186)	(760)	56	(325)	(765)	(1,419)	(1,410)
Special Asset Pool
Net Credit Losses	292	462	689	570	670	219	202	(23)	(18)	40	(17)	(33)	10	2,013	1,068	(28)
Credit Reserve Build / (Release)	(39)	(376)	(610)	(686)	(1,001)	(391)	(277)	(186)	(29)	(64)	(37)	(10)	(22)	(1,711)	(1,855)	(140)

Total Citi Holdings Provision for Loan Losses	$4,124	$3,044	$2,426	$1,870	$1,460	$1,590	$1,349	$900	$1,184	$1,079	$1,010	$1,018	$583	$11,464	$5,299	$4,291

Total Citicorp Provision for Loan Losses (from prior page)	$4,173	$3,425	$3,203	$2,696	$1,353	$1,479	$1,587	$1,618	$1,525	$1,396	$1,426	$1,820	$1,631	$13,497	$6,037	$6,167

Total Citigroup Provision for Loan Losses	$8,297	$6,469	$5,629	$4,566	$2,813	$3,069	$2,936	$2,518	$2,709	$2,475	$2,436	$2,838	$2,214	$24,961	$11,336	$10,458

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	$1,639	$1,246	$1,017	$724	$900	$735	$1,007
EMEA	5,839	5,511	5,479	5,337	2,437	1,954	1,748	1,293	1,194	1,169	1,054	1,131	1,077
Latin America	613	581	664	701	606	528	442	362	263	209	151	128	116
Asia	831	546	517	470	451	451	342	335	499	469	324	339	304
Total	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	$2,973	$2,571	$2,429	$2,333	$2,504

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$12,966	$11,289	$9,978	$8,540	$7,068	$6,015	$5,822	$5,888	$6,519	$6,403	$7,698	$7,148	$6,171
EMEA	785	687	752	652	657	644	514	387	397	371	379	380	263
Latin America	1,241	1,207	1,144	1,019	1,034	1,083	998	1,107	1,178	1,158	1,275	1,285	1,313
Asia	633	580	586	576	562	549	480	450	474	414	409	383	402
Total (3)	$15,625	$13,763	$12,460	$10,787	$9,321	$8,291	$7,814	$7,832	$8,568	$8,346	$9,761	$9,196	$8,149

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
ICG	$846	$830	$842	$796	$743	$770	$764	$23	$7	$12	$9	$7	$2
Global Consumer Banking	35	36	37	30	33	40	46	48	41	35	38	40	41
Brokerage and Asset Management	—	—	—	—	—	—	—	—	—	—	—	—	—
Local Consumer Lending	588	621	674	707	619	510	442	393	356	329	326	309	294
Special Asset Pool	44	179	181	156	168	98	92	87	162	155	91	82	69
Corporate/Other	8	7	7	14	14	16	13	15	14	10	10	2	6

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566	$580	$541	$474	$440	$412

OREO By Region:
North America	$1,291	$1,422	$1,470	$1,440	$1,331	$1,245	$1,222	$441	$392	$366	$315	$299	$286
EMEA	134	146	164	161	140	133	79	73	139	127	111	99	85
Latin America	51	49	53	47	52	55	56	51	48	48	48	40	39
Asia	45	56	54	55	54	1	—	1	1	—	—	2	2
Total	$1,521	$1,673	$1,741	$1,703	$1,577	$1,434	$1,357	$566	$580	$541	$474	$440	$412

Other Repossessed Assets (6)	$64	$55	$38	$28	$21	$18	$24	$1	$1	$2	$1	$1	$1

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	$2,973	$2,571	$2,429	$2,333	$2,504
Consumer Non-Accrual Loans	15,625	13,763	12,460	10,787	9,321	8,291	7,814	7,832	8,568	8,346	9,761	9,196	8,149
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	13,123	11,985	11,068	11,541	10,917	12,190	11,529	10,653
OREO	1,521	1,673	1,741	1,703	1,577	1,434	1,357	566	580	541	474	440	412
Other Repossessed Assets	64	55	38	28	21	18	24	1	1	2	1	1	1
Non-Accrual Assets (NAA)	$30,153	$26,540	$24,198	$21,138	$16,410	$14,575	$13,366	$11,635	$12,122	$11,460	$12,665	$11,970	$11,066

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%	2.03%	1.88%	1.71%	1.78%	1.67%	1.85%	1.76%	1.65%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%	0.74%	0.69%	0.62%	0.62%	0.60%	0.66%	0.64%	0.59%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%	262%	267%	272%	251%	253%	213%	221%	223%

(1)  Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)  Excludes SOP 3-03 purchased distressed loans.

(3)  The first quarter of 2012 increase in non-accrual consumer loans in North America was attributable to a $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage was delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflected regulatory guidance that was issued on January 31, 2012.

(4)  The third quarter of 2012 includes an approximate $1.5 billion in loans that are now classified as non-accrual loans related to OCC guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. Of the $1.5 billion of such non-accrual loans, $1.3 billion was current as of September 30, 2012.  See Footnote 3 on page 38.

(5)  Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(6)  Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(7)  There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	$1,189	$1,243	$921	$790	$569	$758	$644	$797
EMEA	1,089	864	1,131	1,276	1,302	1,064	957	694	748	804	718	806	765
Latin America	347	313	378	472	427	392	361	294	203	193	147	126	114
Asia	292	363	349	356	356	341	300	308	472	448	305	333	299
Total	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217	$2,213	$2,014	$1,928	$1,909	$1,975

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$376	$363	$341	$345	$345	$390	$450	$507	$523	$530
EMEA	210	145	144	102	110	104	76	84	94	88	98	101	93
Latin America	1,200	1,167	1,102	977	1,004	1,051	959	1,061	1,130	1,110	1,228	1,244	1,274
Asia	386	339	354	363	359	364	323	311	348	338	329	319	363
Total	$2,038	$1,924	$1,955	$1,818	$1,836	$1,860	$1,703	$1,801	$1,962	$1,986	$2,162	$2,187	$2,260

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
ICG	$846	$830	$842	$796	$743	$770	$764	$23	$7	$12	$9	$7	$2
Global Consumer Banking	35	36	37	30	33	40	46	48	41	35	38	40	41
Corporate/Other	8	7	7	14	14	16	13	15	14	10	10	2	6

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$889	$873	$886	$840	$790	$826	$823	$86	$62	$57	$57	$49	$49

OREO By Region:
North America	$791	$810	$828	$791	$741	$775	$779	$45	$29	$22	$23	$18	$15
EMEA	12	11	11	11	11	12	10	9	5	9	6	6	6
Latin America	41	39	42	34	34	38	34	31	27	26	28	23	26
Asia	45	13	5	4	4	1	—	1	1	—	—	2	2
Total	$889	$873	$886	$840	$790	$826	$823	$86	$62	$57	$57	$49	$49

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,986	$2,586	$2,973	$3,091	$3,266	$2,986	$2,861	$2,217	$2,213	$2,014	$1,928	$1,909	$1,975
Consumer Non-Accrual Loans	2,038	1,924	1,955	1,818	1,836	1,860	1,703	1,801	1,962	1,986	2,162	2,187	2,260
Non-Accrual Loans (NAL)	5,024	4,510	4,928	4,909	5,102	4,846	4,564	4,018	4,175	4,000	4,090	4,096	4,235
OREO	889	873	886	840	790	826	823	86	62	57	57	49	49
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,913	$5,383	$5,814	$5,749	$5,892	$5,672	$5,387	$4,104	$4,237	$4,057	$4,147	$4,145	$4,284

NAA as a % of Total Assets	0.38%	0.35%	0.36%	0.36%	0.36%	0.34%	0.32%	0.25%	0.24%	0.24%	0.24%	0.24%	0.25%

Allowance for Loan Losses as a % of NAL	496%	528%	470%	456%	403%	397%	386%	416%	391%	385%	363%	357%	338%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 43) for total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	$710	$396	$325	$227	$155	$142	$91	$210
EMEA	4,750	4,647	4,348	4,061	1,135	890	791	599	446	365	336	325	312
Latin America	266	268	286	229	179	136	81	68	60	16	4	2	2
Asia	539	183	168	114	95	110	42	27	27	21	19	6	5
Total	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019	$760	$557	$501	$424	$529

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$12,724	$11,016	$9,623	$8,164	$6,705	$5,674	$5,477	$5,543	$6,129	$5,953	$7,191	$6,625	$5,641
EMEA	575	542	608	550	547	540	438	303	303	283	281	279	170
Latin America	41	40	42	42	30	32	39	46	48	48	47	41	39
Asia	247	241	232	213	203	185	157	139	126	76	80	64	39
Total (3)	$13,587	$11,839	$10,505	$8,969	$7,485	$6,431	$6,111	$6,031	$6,606	$6,360	$7,599	$7,009	$5,889

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Local Consumer Lending	588	621	674	707	619	510	442	393	356	329	326	309	294
Special Asset Pool	44	179	181	156	168	98	92	87	162	155	91	82	69

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$632	$800	$855	$863	$787	$608	$534	$480	$518	$484	$417	$391	$363

OREO By Region:
North America	$500	$612	$642	$649	$590	$470	$443	$396	$363	$344	$292	$281	$271
EMEA	122	135	153	150	129	121	69	64	134	118	105	93	79
Latin America	10	10	11	13	18	17	22	20	21	22	20	17	13
Asia	—	43	49	51	50	—	—	—	—	—	—		—
Total	$632	$800	$855	$863	$787	$608	$534	$480	$518	$484	$417	$391	$363

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$9,957	$8,463	$6,986	$5,529	$2,225	$1,846	$1,310	$1,019	$760	$557	$501	$424	$529
Consumer Non-Accrual Loans	13,587	11,839	10,505	8,969	7,485	6,431	6,111	6,031	6,606	6,360	7,599	7,009	5,889
Non-Accrual Loans (NAL)	23,544	20,302	17,491	14,498	9,710	8,277	7,421	7,050	7,366	6,917	8,100	7,433	6,418
OREO	632	800	855	863	787	608	534	480	518	484	417	391	363
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,176	$21,102	$18,346	$15,361	$10,497	$8,885	$7,955	$7,530	$7,884	$7,401	$8,517	$7,824	$6,781

NAA as a % of Total Assets	5.28%	5.02%	4.87%	4.91%	3.56%	3.35%	3.22%	3.35%	3.77%	3.87%	4.98%	5.02%	4.55%

Allowance for Loan Losses as a % of NAL	101%	110%	117%	126%	165%	183%	195%	190%	173%	177%	137%	146%	146%

N/A               Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 43) for total Citigroup balances.

(1)                    Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)                    Excludes SOP 3-03 purchased distressed loans.

(3)                    See Footnote 3 on page 43.

(4)                    See Footnote 4 on page 43.

(5)                    Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(6)                    Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(7)                    There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013

Tangible Book Value Per Share (page 1):

Total Common Equity	$151,109	$154,494	$162,601	$163,156	$170,725	$176,052	$177,060	$177,494	$181,508	$183,599	$186,465	$186,487	$190,222
Less:
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474
Intangible Assets (Other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457

Goodwill and Intangible Assets (other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale	45	66	—	—	165	—	—	—	—	—	37	32	2

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	65	62	59	56	53	50	47	44	41	38	35	32	—
Tangible Common Equity	$117,060	$121,297	$129,040	$129,444	$136,888	$142,245	$144,717	$145,437	$149,244	$151,922	$154,515	$155,053	$159,289
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9
Tangible Book Value Per Share	$40.90	$41.86	$44.42	$44.55	$46.87	$48.75	$49.50	$49.74	$50.90	$51.81	$52.69	$51.19	$52.35

Reclassified to conform to the current period’s presentation.